                                                                   Exhibit 10.21

                    AMENDMENT NUMBER SEVEN TO LOAN AGREEMENT

                  THIS AMENDMENT NUMBER SEVEN TO LOAN AGREEMENT (this "Amendment"), dated as of April 12, 2002, is entered into by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, a "Lender" and, collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"):

                               W I T N E S S E T H

                  WHEREAS, the Borrowers and the Lender Group are parties to that certain Loan Agreement, dated as of March 31, 2000, as amended by those certain Amendments Numbers One, Two, Three, Four, Five, and Six to Loan Agreement dated as of March 28, 2001, May 18, 2001, November 19, 2001, January 29, 2002, February 19, 2002, and March 8, 2002 respectively (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

                  WHEREAS, pursuant to that certain letter agreement dated as of April 7, 2000 (the "Letter Agreement") by and between Agent and Parent, a reserve against the Borrowing Base in the amount of $25,000,000 (the "Initial Reserve") was established;

                  WHEREAS, pursuant to the Letter Agreement, Borrowers acknowledged that Agent could, in its Permitted Discretion, maintain all or any portion of the Initial Reserve until such time that certain conditions set forth in the Letter Agreement (the "Release Conditions") are satisfied;

                  WHEREAS, each Borrower hereby acknowledges that as of the date of this Amendment, the Release Conditions have not been satisfied;

                  WHEREAS, the Borrowers have also requested that the Lender Group consent to the amendment of the Loan Agreement as set forth herein to, among other things, provide an additional sub-facility within the Loan Agreement which increases the Combined Availability under the Loan Agreement and which will be used, among other things, to repay in full the Designated Overadvances (as such term is defined in the Fourth Amendment) and the Second Designated Overadvances (as such term is defined in the Sixth Amendment);

                  WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement on the terms set forth herein;

                  WHEREAS, Meadow Walk Limited Partnership, a Delaware limited partnership, has agreed to enter into Assignment and Acceptances with Foothill Partners III, L.P., a Delaware limited partnership, and Foothill Income Trust, L.P., a Delaware limited partnership (the "Meadow Assignment Agreements"), with respect to each such Lender's rights as a Tranche B-Prime Lender (as defined herein).

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. WAIVER. The Lender Group hereby permanently waives any Default or Event of Default (effective as of the date of such Default or Event of Default) that has occurred as a result of (a) Borrowers' failure to keep or observe the Minimum EBITDA financial covenant set forth in Section 7.19(a) of the Loan Agreement for the twelve months ended December 31, 2001, and (b) Parent's failure to timely deliver to Agent an audit opinion without a "going concern" or like qualification or exception with respect to the consolidated financial statements of Parent and its Subsidiaries for their 2001 fiscal year pursuant to Section 6.2(b) of the Loan Agreement.

3. AMENDMENTS TO LOAN AGREEMENT.

                  (a) Section 1.1 of the Loan Agreement is hereby amended by amending and restating each of the following definitions in its entirety as follows:

                  "Advance" means a Tranche A Advance, a Tranche B-Prime Advance, or a Tranche Sub-B Advance as the context requires.

                  "Applicable Base Rate Margin" means the following:

------------------------------------------------------ ----------------------------------------------------
              Type of Advance                                            Applicable Base

                                                                         Rate Margin

------------------------------------------------------ ----------------------------------------------------
              Tranche A Advance                                          1.0 percentage point

------------------------------------------------------ ----------------------------------------------------
              Tranche B-Prime Advance                                    3.0 percentage points

------------------------------------------------------ ----------------------------------------------------


                  "Applicable Prepayment Premium" means, as of any date of determination, an amount equal to (a) during the period of time from and after the date of the Seventh

Amendment up to but not including the Maturity Date, 3.00% times the Dollar amount of Tranche Sub-B Advances outstanding on the last day of the month immediately preceding the date of determination, and (b) thereafter, zero.

                  "Borrowing Base" means, as of any date of determination, the result of:

                           v) the lesser of

                                    (1) the result of

                                             (A) 80% of Eligible Domestic
                                             Accounts, plus

                                             (B) the lesser of (I) 80 % of
                                             Eligible Canadian Accounts and (II)
                                             $35,000,000, plus

                                             (C) the lesser of (I) 50 % of
                                             Eligible Unbilled Accounts, and
                                             (II) $30,000,000, minus

                                             (D) the amount, if any, of the
                                             Dilution Reserve,

                                    and

                                    (2) an amount equal to the Obligors'
                                    Collections with respect to Accounts for the immediately preceding 60 day period,

                           minus

                           (w) the aggregate amount of reserves, if any, established by Agent pursuant to Section 2.1(b) or
                           Section 10,

                           minus

                           (x) the aggregate amount of unapplied deposits received with respect to Eligible Accounts from Account Debtors,

                           minus

                           (y) $25,000,000.

                  "Canadian Dollar Letters of Credit" means the Tranche A Canadian Dollar Letters of Credit or the Tranche Sub-B Canadian Dollar Letters of Credit, as the context requires.

                  "Combined Availability" means, as of any date of determination, the aggregate amount of Tranche A Advances, Tranche A Letters of Credit, Tranche B-Prime Advances, Tranche Sub-B Advances and Tranche Sub-B Letters of Credit that Borrowers are then entitled to obtain hereunder (after giving effect to all then outstanding Obligations and all sublimits and reserves applicable hereunder), minus the aggregate amount, if any, of all trade payables of the Obligors aged materially in excess of the Obligors' historical levels with respect thereto and all book overdrafts materially in excess of the Obligors' historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion, plus, at Agent's option, Obligors' cash on hand and Cash Equivalents.

                  "Commitment" means, with respect to each Lender, its Tranche A Commitment, its Tranche B-Prime Commitment, its Tranche Sub-B Commitment, or its Total Commitment, as the context requires, and with respect to all Lenders, their Tranche A Commitments, their Tranche B-Prime Commitments, their Tranche Sub-B Commitments, or their Total Commitments, as the context requires, in each case as set forth beside such Lender's name under the applicable heading on Schedule C-1 attached hereto or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

                  "Defaulting Lender Rate" means the Base Rate for the first 3 days from and after the date the relevant payment is due and, thereafter, at that interest rate equal to the interest rate then applicable to (a) with respect to any such payment in respect of Tranche A Advances or Tranche A Letters of Credit, the Tranche A Advances, (b) with respect to any such payment in respect of Tranche B-Prime Advances, the Tranche B-Prime Advances, and (c) with respect to any other payment, the Tranche Sub-B Advances.

                  "Issuing Lender" means Foothill or any other Lender that, at the request of Administrative Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing L/Cs or L/C Undertakings pursuant to Section 2.2 or Section 2.2A.

                  "L/C" means a Tranche A L/C or a Tranche Sub-B L/C, as the context requires.

                  "L/C Disbursement" means a Tranche A L/C Disbursement or a Tranche Sub-B L/C Disbursement, as the context requires.

                  "L/C Undertaking" means a Tranche A L/C Undertaking or a Tranche Sub-B L/C Undertaking, as the context requires.

                  "Letter of Credit" means a Tranche A Letter of Credit or a Tranche Sub-B Letter of Credit, as the context requires.

                  "Letter of Credit Usage" means the sum of the Tranche A Letter of Credit Usage and the Tranche Sub-B Letter of Credit Usage.

                  "Maximum Facility Amount" means $195,000,000.

                  "Permitted Dispositions" means (a) sales, exchanges, trade-ins, or other dispositions of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of Obligors' business, (b) sales of Inventory to Persons (including another Obligor) who are buyers in the ordinary course of the selling Obligor's business, (c) the use or transfer of money or Cash Equivalents by Obligors (i) to pay taxes, trade payables and other ordinary operating expenses in the ordinary course of business, (ii) to make Capital Expenditures to the extent permitted hereby,
(iii) to pay Capitalized Lease Obligations to the extent permitted hereby, (iv) to repay Indebtedness in connection with the refinancing of Indebtedness to the extent permitted hereby, (v) to repay Indebtedness in connection with any sale of assets to the extent permitted by Section 7.8(c)(iv), (vi) to make Permitted Investments, or (vii) in any other manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (d) the licensing or sub-licensing by any Obligor, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of such Obligor's business, (e) discounts so long as no Default or Event of Default has occurred and is continuing, without recourse and in the ordinary course of business, of overdue Accounts arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables), (f) transfers of condemned property to the respective Governmental Authority that has condemned same (whether by deed in lieu of condemnation or otherwise), and transfers of properties that have been subject to a casualty to the respective insurer of such property as part of an insurance settlement, so long as the proceeds thereof are applied in accordance with the provisions of the Collateral Agency and Intercreditor Agreement and the provisions hereof, (g) transfers or leases of assets by Parent to any wholly-owned Borrower, by any Obligor to Parent, or by any Obligor to any wholly-owned Obligor, (h) so long as no Default or Event of Default has occurred and is continuing, any disposition described on Schedule P-1, and (i) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any other sale, exchange, or other disposition of assets (exclusive of Accounts, General Intangibles, or Negotiable Collateral, other than in connection with the sale of the business out of which they arose) in an amount not in excess of (1) $1,000,000 in any transaction or series of related transactions, and (2) $5,000,000 in the aggregate after the date of the Seventh Amendment (the value of the assets under clause (1) and (2) shall be determined on the basis of the fair market value of such assets as mutually agreed upon by Administrative Borrower and Agent in good faith and based upon the facts and circumstances as of the date of the consummation of the applicable transaction).

                  "Pro Rata Share" means:

                  (a) with respect to a Lender's obligation to make Tranche A Advances and receive payments of principal, interest, fees, costs, and expenses with respect thereto, the percentage obtained by dividing (i) such Lender's Tranche A Commitment, by (ii) the aggregate Tranche A Commitments of all Lenders;

                  (b) with respect to a Lender's obligation to participate in Tranche A Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees, costs, and expenses with respect thereto, the percentage obtained by dividing (i) such Lender's Tranche A Commitment, by (ii) the aggregate Tranche A Commitments of all Lenders;

                  (c) with respect to a Lender's obligation to make Tranche B-Prime Advances and receive payments of principal, interest, interest, fees, costs, and expenses with respect thereto, the percentage obtained by dividing
(i) such Lender's Tranche B-Prime Commitment, by (ii) the aggregate Tranche B-Prime Commitments of all Lenders;

                  (d) with respect to a Lender's obligation to make Tranche Sub-B Advances and receive payments of principal, interest, interest, fees, costs, and expenses with respect thereto, the percentage obtained by dividing
(i) such Lender's Tranche Sub-B Commitment, by (ii) the aggregate Tranche Sub-B Commitments of all Lenders;

                  (e) with respect to a Lender's obligation to participate in Tranche Sub-B Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees, costs, and expenses with respect thereto, the percentage obtained by dividing (i) such Lender's Tranche Sub-B Commitment, by (ii) the aggregate Tranche Sub-B Commitments of all Lenders; and

                  (f) with respect to all other matters (including the indemnification obligations arising under Section 16.7), the percentage obtained by dividing (i) such Lender's Total Commitments, by (ii) the aggregate Total Commitments of all Lenders.

                  "Required Lenders" means, at any time, (a) Agent, and (b) at least two Lenders whose Pro Rata Shares aggregate 60% of the Tranche A and Tranche B-Prime Commitments, or if the Tranche A and Tranche B-Prime Commitments have been terminated irrevocably, 60% of the Obligations then outstanding other than Tranche Sub-B Obligations; provided, however that in the event that all Commitments other than the Tranche Sub-B Commitments have been terminated irrevocably and all Obligations other than Tranche Sub-B Obligations have been paid in full in cash, "Required Lenders" shall mean at least two Lenders whose Pro Rata Shares aggregate 60% of the Tranche Sub-B Commitments, or if the Tranche Sub-B Commitments have been terminated irrevocably, 60% of the Obligations then outstanding; provided, further, that in the event that Foothill and its Affiliates are not Lenders, "Required Lenders" shall not be required to include Agent.

                  "Special Charges" shall mean the sum of (a) bad debt reserves or any amounts relating to the computation of interest established by the Borrowers concerning Accounts or notes receivable with respect to which Keystone Steel and Wire Company is the Account Debtor, in an aggregate amount not to exceed $10,000,000, (b) restructuring charges including severance and related costs, lease termination costs and asset writeoffs incurred by the Borrowers in connection with the closing and relocation of their executive headquarters from Chicago, Illinois, in an aggregate amount not to exceed $6,000,000, and (c) amounts paid or accrued by the Borrowers in excess of any applicable deductibles as a result of the bankruptcy of Reliance Insurance Company, in an aggregate amount not to exceed $5,000,000.

                  "Tranche A Advance Availability" means, as of any date of determination (and after giving effect to any requested Tranche A Letter of Credit or Tranche A Advance), the lowest of (i) the Maximum Tranche A Amount less the sum of (A) the then extant Tranche A Letter of Credit Usage, plus (B) the then extant amount of outstanding Tranche A

Advances, (ii) the Borrowing Base less the sum of (A) the then extant Tranche A Letter of Credit Usage, plus (B) the then extant amount of outstanding Tranche A Advances, or (iii) $50,000,000 minus the then extant amount of outstanding Tranche A Advances.

                  "Tranche A Usage" means, as of any date of determination, the sum of (a) the then extant amount of outstanding Tranche A Advances, plus (b) the then extant amount of the Tranche A Letter of Credit Usage.

                  "Tranche B Facility" means the credit facilities provided for under Sections 2.2A, 2.3 and 2.3A hereof.

                  "Underlying Letter of Credit" means a Tranche A Underlying Letter of Credit or a Tranche Sub-B Underlying Letter of Credit, as the context requires.

                  (b) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

                  "Base Rate Tranche A Advance" means each portion of a Tranche A Advance bearing interest at a rate determined by reference to the Base Rate.

                  "Base Rate Tranche Sub-B Advance" means each portion of a Tranche Sub-B Advance bearing interest at a rate determined by reference to the Base Rate.

                  "ERDC" means Environmental Research and Development Capital Corporation.

                  "ERDC Transaction" means the transaction pursuant to which Philip Services (Delaware), Inc. will transfer to Parent all net cash proceeds resulting from the liquidation of ERDC and all Stock held by ERDC that is distributed to Philip Services (Delaware), Inc.

                  "Extension Effective Date" means the date when the condition set forth in Section 5(b) of the Seventh Amendment has been satisfied.

                  "Extension Fee" has the meaning set forth in Section 2.12(n) of this Agreement.

                  "First Amendment to Collateral Agency and Intercreditor Agreement" means that certain Amendment Number One to Collateral Agency and Intercreditor Agreement, dated as of the date of the Seventh Amendment, by and among Foothill, Collateral Agent, Junior Secured Debt Agent, Parent, and the Subsidiaries of Parent identified on the signature pages thereto, substantially in the form of Exhibit E to the Seventh Amendment.

                  "Icahn Lender" means Meadow, in its capacity as a Lender, and any successors or assigns of Meadow.

                  "Lender Group Side Letter" means that certain letter agreement by and among each member of the Lender Group, dated as of the date of the Seventh Amendment, which is in form and substance reasonably satisfactory to Foothill.

                  "Maximum Tranche B-Prime Amount" means $75,000,000.

                  "Maximum Tranche Sub-B Amount" means the lesser of (a) the difference between (i) the Maximum Facility Amount, and (ii) the sum of the Tranche A Usage and the Tranche B-Prime Usage, and (b) $70,000,000.

                  "Meadow" means Meadow Walk Limited Partnership, a Delaware limited Partnership.

                  "Seventh Amendment" means that certain Amendment Number Seven to Loan Agreement, dated as of April 12, 2002, among the Borrowers and the Lender Group.

                  "Seventh Amendment Fee" has the meaning set forth in Section 2.12(m).

                  "Tranche A Canadian Dollar Letters of Credit" has the meaning set forth in Section 2.2(a).

                  "Tranche A Collateral Amount" has the meaning set forth in
Section 2.6.

                  "Tranche A Facility" means the credit facilities provided for under Sections 2.1 and 2.2 hereof.

                  "Tranche A L/C" has the meaning set forth in Section 2.2(a).

                  "Tranche A L/C Disbursement" means a payment made by the Issuing Lender pursuant to a Tranche A Letter of Credit.

                  "Tranche A L/C Undertaking" has the meaning set forth in
Section 2.2(a).

                  "Tranche A Lenders" means the holders of the Obligations other than those Obligations that are in respect of the Tranche B Facility or those Obligations that specifically relate thereto.

                  "Tranche A Letter of Credit" means a Tranche A L/C or a Tranche A L/C Undertaking, as the context requires.

                  "Tranche A Letter of Credit Usage" means, as of any date of determination, the sum of (a) the aggregate undrawn Dollar amount of all outstanding Tranche A Letters of Credit, plus (b) a reserve amount established by Agent from time to time in Agent's Permitted Discretion in connection with possible currency exchange rate fluctuations with respect to Tranche A L/C Undertakings issued in respect of Tranche A Underlying Letters of Credit issued in currencies other than Dollars.

                  "Tranche A Obligations" means Obligations in respect of the Tranche A Facility (including any fee, cost, or expense under the Loan Documents that is specifically identified to the Tranche A Facility).

                  "Tranche A Underlying Letter of Credit" means a letter of credit that has been issued by an Underlying Issuer pursuant to Section 2.2 of this Agreement.

                  "Tranche B Lenders" means the holders of the Obligations in respect of the Tranche B Facility or that specifically relate thereto.

                  "Tranche B-Prime Advances" has the meaning set forth in
Section 2.3.

                  "Tranche B-Prime Availability" means, as of any date of determination (and after giving effect to any requested Tranche B-Prime Advance), the lesser of (i) the Maximum Tranche B-Prime Amount less the then extant amount of outstanding Tranche B-Prime Advances, or (ii) the Borrowing Base less the sum of (A) the then extant amount of Tranche A Usage, plus (B) the then extant amount of Tranche B-Prime Usage.

                  "Tranche B-Prime Commitment" means, with respect to each Lender, its Tranche B-Prime Commitment, and, with respect to all Lenders, their Tranche B-Prime Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 attached hereto or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of
Section 14.1.

                  "Tranche B-Prime Facility" means the credit facility provided for under Section 2.3 hereof.

                  "Tranche B-Prime Lenders" means the holders of the Obligations in respect of the Tranche B-Prime Facility or that specifically relate thereto.

                  "Tranche B-Prime Obligations" means Obligations in respect of the Tranche B-Prime Facility (including any fee, cost, or expense under the Loan Documents that is specifically identified to the Tranche B-Prime Facility).

                  "Tranche B-Prime Usage" means, as of any date of determination, the then extant amount of outstanding Tranche B-Prime Advances.

                  "Tranche Sub-B Advances" has the meaning set forth in Section 2.3A.

                  "Tranche Sub-B Advance Availability" means, as of any date of determination (and after giving effect to any requested Tranche Sub-B Letter of Credit or Tranche Sub-B Advance), the lesser of (i) the Maximum Tranche Sub-B Amount less the sum of (A) the then extant Tranche Sub-B Letter of Credit Usage, plus (B) the then extant amount of outstanding Tranche Sub-B Advances, or (ii) the Tranche Sub-B Borrowing Base less the sum of (A) the then extant Tranche Sub-B Usage, plus (B) the then extant Tranche A Usage, plus (C) the then extant Tranche B-Prime Usage.

                  "Tranche Sub-B Borrowing Base" means, as of any date of determination, the result of:

                           (v) the lesser of

                                    (1) the result of

                                             (A) 95 % of Eligible Domestic
                                             Accounts, plus

                                             (B) the lesser of (I) 95 % of
                                             Eligible Canadian Accounts and (II)
                                             $35,000,000, plus

                                             (C) the lesser of (I) 50 % of
                                             Eligible Unbilled Accounts, and
                                             (II) $30,000,000, minus

                                             (D) the amount, if any, of the
                                             Dilution Reserve,

                                    and

                                    (2) an amount equal to the Obligors'
                                    Collections with respect to Accounts for the immediately preceding 60 day period,

                           minus

                           (w) the aggregate amount of reserves, if any,
                  established by Agent pursuant to Section 2.3A(b) or Section
                  10,

                           minus

                           (x) the aggregate amount of unapplied deposits
                  received with respect to Eligible Accounts from Account
                  Debtors.

                  "Tranche Sub-B Borrowing Base Certificate" means a certificate in the form of Exhibit B-3.

                  "Tranche Sub-B Canadian Dollar Letters of Credit" has the meaning set forth in Section 2.2A(a).

                  "Tranche Sub-B Collateral Amount" has the meaning set forth in
Section 2.6.

                  "Tranche Sub-B Commitment" means, with respect to each Lender, its Tranche Sub-B Commitment, and, with respect to all Lenders, their Tranche Sub-B Commitments, in each case as set forth beside such Lender's name under the applicable heading on Schedule C-1 attached hereto or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

                  "Tranche Sub-B Facility" means the credit facility provided for under Sections 2.2A and 2.3A hereof.

                  "Tranche Sub-B L/C" has the meaning set forth in Section 2.2A(a).

                  "Tranche Sub-B L/C Disbursement" means a payment made by the Issuing Lender pursuant to a Tranche Sub-B Letter of Credit.

                  "Tranche Sub-B L/C Undertaking" has the meaning set forth in
Section 2.2A(a).

                  "Tranche Sub-B Lenders" means the holders of the Obligations in respect of the Tranche Sub-B Facility or that specifically relate thereto.

                  "Tranche Sub-B Letter of Credit Usage" means, as of any date of determination, the sum of (a) the aggregate undrawn Dollar amount of all outstanding Tranche Sub- B Letters of Credit, plus (b) a reserve amount established by Agent from time to time in Agent's Permitted Discretion in connection with possible currency exchange rate fluctuations with respect to Tranche Sub-B L/C Undertakings issued in respect of Tranche Sub-B Underlying Letters of Credit issued in currencies other than Dollars.

                  "Tranche Sub-B Obligations" means Obligations in respect of the Tranche Sub-B Facility (including any fee, cost, or expense under the Loan Documents that is specifically identified to the Tranche Sub-B Facility).

                  "Tranche Sub-B Underlying Letter of Credit" means a letter of credit that has been issued by an Underlying Issuer pursuant to Section 2.2A of this Agreement.

                  "Tranche Sub-B Usage" means, as of any date of determination, the sum of (a) the then extant amount of outstanding Tranche Sub-B Advances, plus (b) the then extant amount of the Tranche Sub-B Letter of Credit Usage.

                  "Waiver Fee" has the meaning set forth in Section 2.12(l) of this Agreement.

         (c) Section 1.1 of the Loan Agreement is hereby amended by deleting the following definitions in their entirety: "Maximum Tranche B Amount", "Tranche B Availability", "Tranche B Advances", "Tranche B Commitment", "Tranche B Usage"

         (d) Section 2.1(a) of the Loan Agreement is amended and restated in its entirety as follows:

                  "(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Tranche A Commitment agrees to make advances ("Tranche A Advances") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lowest of (i) the Maximum Tranche A Amount less the then extant Tranche A Letter of Credit Usage, (ii) the Borrowing Base less the then extant Tranche A Letter of Credit Usage, or (iii) $50,000,000."

         (e) Section 2.1(c) of the Loan Agreement is amended and restated in its entirety as follows:

                  "(c) The Lenders with Tranche A Commitments shall have no obligation to make additional Tranche A Advances hereunder to the extent such additional Tranche A Advances would cause the sum of the Tranche A Usage, the Tranche B-Prime Usage and the Tranche Sub-B Usage to exceed the Maximum Facility Amount."

         (f) Section 2.1(d) of the Loan Agreement is amended and restated in its entirety as follows:

                  "(d) Anything in the Loan Documents to the contrary notwithstanding, the proceeds of any Tranche A Advance shall not be used to repay any outstanding Tranche B-Prime Advance or any outstanding Tranche Sub-B Advance unless Tranche A Advance Availability is greater than $7,500,000 after giving effect to such Tranche A Advance."

         (g) Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "2.2 TRANCHE A LETTERS OF CREDIT.

                  (a) Subject to the terms and conditions of this Agreement, Issuing Lender agrees to issue letters of credit for the account of Borrowers (each, a "Tranche A L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, a "Tranche A L/C Undertaking") with respect to Tranche A Underlying Letters of Credit issued by an Underlying Issuer (as of the Closing Date, such Underlying Issuer is to be Norwest Bank Minnesota, N.A.; in the event that an Underlying Issuer declines to issue further Tranche A Underlying Letters of Credit, Issuing Lender agrees to use commercially reasonable efforts to obtain a replacement Underlying Issuer; it being expressly acknowledged and agreed that no Underlying Issuer has any obligations hereunder to Borrowers) for the account of Borrowers. To request the issuance of a Tranche A L/C or a Tranche A L/C Undertaking (or the amendment, renewal, or extension of an outstanding Tranche A L/C or Tranche A L/C Undertaking), a Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of a Tranche A L/C or Tranche A L/C Undertaking, or identifying the Tranche A L/C or Tranche A L/C Undertaking to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such Tranche A L/C or Tranche A L/C Undertaking is to expire, the amount of such Tranche A L/C or Tranche A L/C Undertaking, the name and address of the beneficiary thereof (or of the Tranche A

Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such Tranche A L/C or Tranche A L/C Undertaking. If requested by the Issuing Lender, the applicable Borrower also shall be an applicant under the application with respect to any Tranche A Underlying Letter of Credit that is to be the subject of a Tranche A L/C Undertaking. The Issuing Lender shall have no obligation to issue a Tranche A Letter of Credit if any of the following would result after giving effect to the requested Tranche A Letter of Credit:

                           (i) the Tranche A Letter of Credit Usage would exceed the Borrowing Base less the amount of outstanding Tranche A Advances,

                           (ii) the Tranche A Letter of Credit Usage would exceed the Maximum Tranche A Amount less the then extant amount of outstanding Tranche A Advances, or

                           (iii) the Tranche A Letter of Credit Usage would exceed the Maximum Facility Amount less the sum of (A) the then extant amount of outstanding Tranche A Advances, (B) the then extant amount of Tranche B-Prime Advances, and (C) the then extant Tranche Sub-B Usage.

                  Borrowers and the Lender Group acknowledge and agree that certain of the Existing Letters of Credit are to be the subject of Tranche A Underlying Letters of Credit. Each Tranche A Letter of Credit (and corresponding Tranche A Underlying Letter of Credit) shall have an expiry date no later than 10 Business Days prior to the Maturity Date (without regard to any potential renewal term) and all such Tranche A Letters of Credit (and corresponding Tranche A Underlying Letters of Credit) shall be in form and substance (including the currencies in which they are to be denominated) acceptable to the Issuing Lender (in the exercise of its Permitted Discretion). In this regard, Borrowers acknowledge (A) that, at Issuing Lender's request, certain arrangements have been entered into between the current Underlying Issuer and a Canadian bank in order to satisfy Borrowers' needs to have certain of its letters of credit issued in Canadian dollars ("Tranche A Canadian Dollar Letters of Credit") by a Canadian bank ("Canadian Bank"), (B) that such arrangements involve the issuance by the Issuing Lender of a Tranche A L/C Undertaking to an Underlying Issuer which, in turn, will issue a Tranche A Underlying Letter of Credit in favor of the Canadian Bank, (C) that such arrangements are uncommitted facilities with terms shorter than the term of this Agreement, (D) and agree that if such arrangements are terminated, the Issuing Lender's only obligation with respect to securing Tranche A Canadian Dollar Letters of Credit is to use its reasonable commercial efforts to secure one or more Canadian Banks willing to issue Tranche A Canadian Dollar Letters of Credit supported by a Tranche A Underlying Letter of Credit issued by the Underlying Issuer, (E) and agree that all Tranche A L/C Disbursements payable by the Issuing Lender under any Tranche A Letter of Credit will be payable solely in Dollars, irrespective of whether the Tranche A Underlying Letter of Credit or any letter of credit issued based thereupon (including any Tranche A Canadian

Dollar Letter of Credit) is payable in a currency other than Dollars, and (F) and agree that the risk of currency fluctuations between the currency of a particular Tranche A Underlying Letter of Credit and the Dollars payable under the applicable Tranche A Letter of Credit is solely a risk of Borrowers and that no currency hedging product is being provided hereunder. If Issuing Lender is obligated to advance funds under a Tranche A Letter of Credit, Borrowers immediately shall reimburse such Tranche A L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such Tranche A L/C Disbursement not later than 11:00 a.m., California time, on the date that such Tranche A L/C Disbursement is made, if Administrative Borrower shall have received written or telephonic notice of such Tranche A L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Administrative Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on (i) the Business Day that Administrative Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt, or (ii) the Business Day immediately following the day that Administrative Borrower receives such notice, if such notice is not received prior to such time on the day of receipt and, in the absence of such reimbursement, the Tranche A L/C Disbursement immediately and automatically shall be deemed to be a Tranche A Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Base Rate Tranche A Advances under Section 2.7. To the extent a Tranche A L/C Disbursement is deemed to be a Tranche A Advance hereunder, Borrowers' obligation to reimburse such Tranche A L/C Disbursement shall be discharged and replaced by the resulting Tranche A Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Tranche A Lenders have made payments pursuant to Section 2.2(c) to reimburse the Issuing Lender, then to such Tranche A Lenders and the Issuing Lender as their interest may appear.

                  (b) Promptly following receipt of a notice of a Tranche A L/C Disbursement pursuant to Section 2.2(a), each Lender with a Tranche A Commitment shall fund its Pro Rata Share of any Tranche A Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrowers had requested such Tranche A Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Tranche A Lenders. By the issuance of a Tranche A Letter of Credit (or an amendment to a Tranche A Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Tranche A Commitments, the Issuing Lender shall be deemed to have granted to each Lender with a Tranche A Commitment, and each Lender with a Tranche A Commitment shall be deemed to have purchased, a participation in each Tranche A Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Tranche A Letter of Credit, and each such Tranche A Lender agrees to pay to Agent for the account of the Issuing Lender such Tranche A Lender's Pro Rata Share of any payments made by the Issuing Lender under such Tranche A Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with a Tranche A Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Tranche A Lender's Pro Rata Share of each Tranche A L/C Disbursement made by the Issuing Lender and not reimbursed by Borrowers on the date due as provided in paragraph (a) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender with a Tranche A Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share pursuant to this Section 2.2(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3 hereof. If any such Tranche A Lender fails to make available to Agent the amount of such Tranche A Lender's Pro Rata Share of any payments made by the Issuing Lender in respect of such Tranche A Letter of Credit as provided in this Section, Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

                  (c) Borrowers hereby agree to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with any Tranche A Letter of Credit; provided, however, that Borrowers shall not be obligated hereunder to indemnify (i) Issuing Lender for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or (ii) the member of the Lender Group responsible for any loss, cost, expense or liability that is caused by such Person's gross negligence or willful misconduct. Furthermore, the foregoing shall not be construed to excuse the Issuing Lender or any member of the Lender Group from liability to Borrowers to the extent of any damages suffered by Borrowers that are caused by the gross negligence or willful misconduct of the Issuing Lender or any member of the Lender Group. Borrowers agree to be bound by the Underlying Issuer's regulations and interpretations of any Tranche A Underlying Letter of Credit or by Issuing Lender's interpretations of any Tranche A L/C issued by Issuing Lender to or for a Borrower's account, even though this interpretation may be different from Borrowers' own, and Borrowers understand and agree that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrowers' instructions or those contained in the Tranche A Letter of Credit or any modifications, amendments, or supplements thereto. Borrowers understand that the Tranche A L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrowers against such Underlying Issuer. Borrowers hereby agree to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any Tranche A L/C Undertaking as a result of the Lender Group's indemnification of any Underlying Issuer; provided, however, that Borrowers shall not be obligated hereunder to indemnify (i) Issuing Lender for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or (ii) the member of the Lender Group responsible for any loss, cost, expense or liability that is caused by such Person's gross negligence or willful misconduct. Furthermore, the foregoing shall not be construed to excuse the Issuing Lender or any member of the Lender Group from liability to Borrowers to the extent of any damages suffered by Borrowers that are caused by the gross negligence or willful misconduct of the Issuing Lender or any member of the Lender Group.

                  (d) Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Tranche A Underlying Letter of Credit and to accept and rely upon the Issuing Lender's instructions with respect to all matters arising in connection with such Tranche A Underlying Letter of Credit and the related application.

                  (e) Any and all charges, commissions, fees, and costs incurred by the Issuing Lender relating to the Tranche A Underlying Letters of Credit or the Tranche A Canadian Dollar Letters of Credit shall be considered Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrowers to the Agent for the account of the Issuing Lender; provided, however, that, solely in the case of a Tranche A Underlying Letter of Credit that is denominated in Dollars and is not issued to support the existence or issuance of another letter of credit (including any Tranche A Underlying Letter of Credit issued to "backstop" an Existing Letter of Credit or a Tranche A Canadian Dollar Letter of Credit), in place of their obligations under this clause (e), on the date of the issuance of the applicable Tranche A Letter of Credit, Borrowers shall pay to Agent for the account of the Issuing Lender an amount equal to one-quarter of one percent (0.25%) of the original face amount of such Tranche A Letter of Credit, irrespective of whether the charges, commissions, fees, and costs are greater or lesser than such amount.

                  (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

                           (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Tranche A Letters of Credit issued hereunder, or

                           (ii) there shall be imposed on the Underlying Issuer or the Lender Group any other condition regarding any Tranche A Underlying Letter of Credit or any Tranche A Letter of Credit issued pursuant hereto;

                  and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guaranteeing, or maintaining any Tranche A Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Administrative Borrower, and Borrowers shall pay on demand such amounts Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Tranche A Advances hereunder. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto."

         (h) The Loan Agreement is hereby amended by inserting the following new
Section 2.2A immediately following Section 2.2:

                  "2.2A    TRANCHE SUB-B LETTERS OF CREDIT.

                  (a) Subject to the terms and conditions of this Agreement, Issuing Lender agrees to issue letters of credit for the account of Borrowers (each, a "Tranche Sub-B L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, a "Tranche Sub-B L/C Undertaking") with respect to Tranche Sub-B Underlying Letters of Credit issued by an Underlying Issuer (as of the Closing Date, such Underlying Issuer is to be Norwest Bank Minnesota, N.A.; in the event that an Underlying Issuer declines to issue further Tranche Sub-B Underlying Letters of Credit, Issuing Lender agrees to use commercially reasonable efforts to obtain a replacement Underlying Issuer; it being expressly acknowledged and agreed that no Underlying Issuer has any obligations hereunder to Borrowers) for the account of Borrowers. To request the issuance of a Tranche Sub-B L/C or a Tranche Sub-B L/C Undertaking (or the amendment, renewal, or extension of an outstanding Tranche Sub-B L/C or Tranche Sub-B L/C Undertaking), a Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of a Tranche Sub-B L/C or Tranche Sub-B L/C Undertaking, or identifying the Tranche Sub-B L/C or Tranche Sub-B L/C Undertaking to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such Tranche Sub-B L/C or Tranche Sub-B L/C Undertaking is to expire, the amount of such Tranche Sub-B L/C or Tranche Sub-B L/C Undertaking, the name and address of the beneficiary thereof (or of the Tranche Sub-B Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such Tranche Sub-B L/C or Tranche Sub-B L/C Undertaking. If requested by the Issuing Lender, the applicable Borrower also shall be an applicant under the application with respect to any Tranche Sub-B Underlying Letter of Credit that is to be the subject of a Tranche Sub-B L/C Undertaking. The Issuing Lender shall have no obligation to issue a Tranche Sub-B Letter of Credit if any of the following would result after giving effect to the requested Tranche Sub-B Letter of Credit:

                           (i) the Tranche Sub-B Letter of Credit Usage would exceed the Tranche Sub-B Borrowing Base less the sum of the outstanding Tranche A Usage, Tranche B-Prime Advances and Tranche Sub-B Advances,

                           (ii) the Tranche Sub-B Letter of Credit Usage would exceed the Maximum Tranche Sub-B Amount less the then extant amount of outstanding Tranche Sub-B Advances, or

                           (iii) prior to the issuance of such Tranche Sub-B Letter of Credit, Agent has not received immediately available funds to be held as cash collateral to secure Icahn Lender's obligations to Agent pursuant to Section 2.2A(b), in an amount equal to Icahn Lender's Pro Rata Share of the Tranche Sub-B Letter of Credit Usage attributable to such Tranche Sub-B Letter of Credit.

                  Borrowers and the Lender Group acknowledge and agree that certain of the Existing Letters of Credit are to be the subject of Tranche Sub-B Underlying Letters of Credit. Each Tranche Sub-B Letter of Credit (and corresponding Tranche Sub-B Underlying Letter of Credit) shall have an expiry date no later than 10 Business Days prior to the Maturity Date (without regard to any potential renewal term) and all such Tranche Sub-B Letters of Credit (and corresponding Tranche Sub-B Underlying Letters of Credit) shall be in form and substance (including the currencies in which they are to be denominated) acceptable to the Issuing Lender (in the exercise of its Permitted Discretion). In this regard, Borrowers acknowledge (A) that, at Issuing Lender's request, certain arrangements have been entered into between the current Underlying Issuer and a Canadian bank in order to satisfy Borrowers' needs to have certain of its letters of credit issued in Canadian dollars ("Tranche Sub-B Canadian Dollar Letters of Credit") by a Canadian bank ("Canadian Bank"), (B) that such arrangements involve the issuance by the Issuing Lender of a Tranche Sub-B L/C Undertaking to an Underlying Issuer which, in turn, will issue a Tranche Sub-B Underlying Letter of Credit in favor of the Canadian Bank, (C) that such arrangements are uncommitted facilities with terms shorter than the term of this Agreement, (D) and agree that if such arrangements are terminated, the Issuing Lender's only obligation with respect to securing Tranche Sub-B Canadian Dollar Letters of Credit is to use its reasonable commercial efforts to secure one or more Canadian Banks willing to issue Tranche Sub-B Canadian Dollar Letters of Credit supported by a Tranche Sub-B Underlying Letter of Credit issued by the Underlying Issuer, (E) and agree that all Tranche Sub-B L/C Disbursements payable by the Issuing Lender under any Tranche Sub-B Letter of Credit will be payable solely in Dollars, irrespective of whether the Tranche Sub-B Underlying Letter of Credit or any letter of credit issued based thereupon (including any Tranche Sub-B Canadian Dollar Letter of Credit) is payable in a currency other than Dollars, and (F) and agree that the risk of currency fluctuations between the currency of a particular Tranche Sub-B Underlying Letter of Credit and the Dollars payable under the applicable Tranche Sub-B Letter of Credit is solely a risk of Borrowers and that no currency hedging product is being provided hereunder. If Issuing Lender is obligated to advance funds under a Tranche Sub-B Letter of Credit, Borrowers immediately shall reimburse such Tranche Sub-B L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such Tranche Sub-B L/C Disbursement not later than 11:00 a.m., California time, on the date that such Tranche Sub-B L/C Disbursement is made, if Administrative Borrower shall have received written or telephonic notice of such Tranche Sub-B L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Administrative Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on
(i) the Business Day that Administrative Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt, or (ii) the Business Day immediately following the day that Administrative Borrower receives such notice, if such notice is not received prior to such time on the day of receipt and, in the absence of such reimbursement, the Tranche Sub-B L/C Disbursement immediately and automatically shall be deemed to be a Tranche Sub-B Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Base Rate Tranche Sub-B Advances under Section 2.7. To the extent a Tranche Sub-B L/C Disbursement is deemed to be a Tranche Sub-B Advance hereunder, Borrowers' obligation to reimburse such Tranche Sub-B L/C Disbursement shall be discharged and replaced by the resulting Tranche Sub-B Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Tranche Sub-B Lenders have made payments pursuant to Section 2.2A(c) to reimburse the Issuing Lender, then to such Tranche Sub-B Lenders and the Issuing Lender as their interest may appear.

                  (b) Promptly following receipt of a notice of a Tranche Sub-B L/C Disbursement pursuant to Section 2.2A(a), each Lender with a Tranche Sub-B Commitment shall fund its Pro Rata Share of any Tranche Sub-B Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrowers had requested such Tranche Sub-B Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Tranche Sub-B Lenders; provided, however, that Icahn Lender's payment obligations pursuant to this
Section 2.2A(b) shall be satisfied first from any cash collateral held by Agent for Icahn Lender pursuant to Section 2.2A(g) hereof. By the issuance of a Tranche Sub-B Letter of Credit (or an amendment to a Tranche Sub-B Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Tranche Sub-B Commitments, the Issuing Lender shall be deemed to have granted to each Lender with a Tranche Sub-B Commitment, and each Lender with a Tranche Sub-B Commitment shall be deemed to have purchased, a participation in each Tranche Sub-B Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Tranche Sub-B Letter of Credit, and each such Tranche Sub-B Lender agrees to pay to Agent for the account of the Issuing Lender such Tranche Sub-B Lender's Pro Rata Share of any payments made by the Issuing Lender under such Tranche Sub-B Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with a Tranche Sub-B Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Tranche Sub-B Lender's Pro Rata Share of each Tranche Sub-B L/C Disbursement made by the Issuing Lender and not reimbursed by Borrowers on the date due as provided in paragraph (a) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender with a Tranche Sub-B Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share pursuant to this Section 2.2A(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3 hereof. If any such Tranche Sub-B Lender fails to make available to Agent the amount of such Tranche Sub-B Lender's Pro Rata Share of any payments made by the Issuing Lender in respect of such Tranche Sub-B Letter of Credit as provided in this Section, Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

                  (c) Borrowers hereby agree to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with any Tranche Sub-B Letter of Credit; provided, however, that Borrowers shall not be obligated hereunder to indemnify (i) Issuing Lender for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or (ii) the member of the Lender Group responsible for any loss, cost, expense or liability that is caused by such Person's gross negligence or willful misconduct. Furthermore, the foregoing shall not be construed to excuse the Issuing Lender or any member of the Lender Group from liability to Borrowers to the extent of any damages suffered by Borrowers that are caused by the gross negligence or willful misconduct of the Issuing Lender or any member of the Lender Group. Borrowers agree to be bound by the Underlying Issuer's regulations and interpretations of any Tranche Sub-B Underlying Letter of Credit or by Issuing Lender's interpretations of any Tranche Sub-B L/C issued by Issuing Lender to or for a Borrower's account, even though this interpretation may be different from Borrowers' own, and Borrowers understand and agree that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrowers' instructions or those contained in the Tranche Sub-B Letter of Credit or any modifications, amendments, or supplements thereto. Borrowers understand that the Tranche Sub-B L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrowers against such Underlying Issuer. Borrowers hereby agree to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any Tranche Sub-B L/C Undertaking as a result of the Lender Group's indemnification of any Underlying Issuer; provided, however, that Borrowers shall not be obligated hereunder to indemnify (i) Issuing Lender for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or (ii) the member of the Lender Group responsible for any loss, cost, expense or liability that is caused by such Person's gross negligence or willful misconduct. Furthermore, the foregoing shall not be construed to excuse the Issuing Lender or any member of the Lender Group from liability to Borrowers to the extent of any damages suffered by Borrowers that are caused by the gross negligence or willful misconduct of the Issuing Lender or any member of the Lender Group.

                  (d) Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Tranche Sub-B Underlying Letter of Credit and to accept and rely upon the Issuing Lender's instructions with respect to all matters arising in connection with such Tranche Sub-B Underlying Letter of Credit and the related application.

                  (e) Any and all charges, commissions, fees, and costs incurred by the Issuing Lender relating to the Tranche Sub-B Underlying Letters of Credit or the Tranche Sub-B Canadian Dollar Letters of Credit shall be considered Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrowers to the Agent for the account of the Issuing Lender; provided, however, that, solely in the case of a Tranche Sub-B Underlying Letter of Credit that is denominated in Dollars and is not issued to support the existence or issuance of another letter of credit (including any Tranche Sub-B Underlying Letter of Credit issued to "backstop" an Existing Letter of Credit or a Tranche Sub-B Canadian Dollar Letter of Credit), in place of their obligations under this clause (e), on the date of the issuance of the applicable Tranche Sub-B Letter of Credit, Borrowers shall pay to Agent for the account of the Issuing Lender an amount equal to one-quarter of one percent (0.25%) of the original face amount of such Tranche Sub-B Letter of Credit, irrespective of whether the charges, commissions, fees, and costs are greater or lesser than such amount.

                  (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

                           (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Tranche Sub-B Letters of Credit issued hereunder, or

                           (ii) there shall be imposed on the Underlying Issuer or the Lender Group any other condition regarding any Tranche Sub-B Underlying Letter of Credit or any Tranche Sub-B Letter of Credit issued pursuant hereto;

                  and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guaranteeing, or maintaining any Tranche Sub-B Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Administrative Borrower, and Borrowers shall pay on demand such amounts Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Tranche Sub-B Advances hereunder. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

                  (g) Icahn Lender hereby agrees that, no later than one Business Day prior to the issuance of each Tranche Sub-B Letter of Credit, Icahn Lender will promptly pay to Agent in immediately available funds, an amount equal to Icahn Lender's Pro Rata Share of the Tranche Sub-B Letter of Credit Usage attributable to such Tranche Sub-B Letter of Credit, to be held as cash collateral for Icahn Lender's obligations to Agent pursuant to Section 2.2A(b) hereof, which cash collateral, to the extent not applied in satisfaction of Icahn Lender's obligations to Agent pursuant to Section 2.2A(b) hereof, shall be returned to promptly upon, and to the extent of, Icahn Lender's Pro Rata Share of the reduction of the Tranche Sub-B Letter of Credit Usage."

         (i) Section 2.3 of the Loan Agreement is amended and restated in its entirety as follows:

                  "2.3     TRANCHE B-PRIME ADVANCES.

                           (a) Subject to the terms and conditions of this
Agreement, and during the term of this Agreement, each Lender with a Tranche B-Prime Commitment agrees to make advances ("Tranche B-Prime Advances") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lower of (i) the Maximum Tranche B-Prime Amount, or (ii) the Borrowing Base less the Tranche A Usage.

                           (b) Anything to the contrary in this Section 2.3
notwithstanding, Borrowers shall not have the right to require Lenders with Tranche B-Prime Commitments to make Tranche B-Prime Advances to Borrowers unless the Tranche A Usage exceeds the difference between the Maximum Tranche A Amount and $10,000,000.

                           (c) The Lenders with Tranche B-Prime Commitments
shall have no obligation to make additional Tranche B-Prime Advances hereunder to the extent such additional Tranche B-Prime Advances would cause the sum of the Tranche A Usage, the Tranche B-Prime Usage and the Tranche Sub-B Usage to exceed the Maximum Facility Amount.

                           (d) Amounts borrowed pursuant to this Section may be
repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement; provided, however, that, if and so long as any Tranche A Advances are outstanding, no Tranche B-Prime Advance shall be repaid unless, after giving effect to such repayment, Tranche A Advance Availability is greater than $7,500,000."

         (j) The Loan Agreement is hereby amended by inserting the following new
Section 2.3A immediately following Section 2.3:

                  "2.3A    TRANCHE SUB-B ADVANCES.

                           (a) Subject to the terms and conditions of this
Agreement, and during the term of this Agreement, each Lender with a Tranche Sub-B Commitment agrees to make advances ("Tranche Sub-B Advances") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lower of (i) the Maximum Tranche Sub-B Amount less the then extant Tranche Sub-B Letter of Credit Usage, or (ii) the Tranche Sub-B Borrowing Base less the sum of (A) the Tranche A Usage, (B) the Tranche B-Prime Usage, and (C) the then extant Tranche Sub-B Letter of Credit Usage.

                           (b) Anything to the contrary in this Section 2.3A
notwithstanding, Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, against the Tranche Sub-B Borrowing Base, including reserves with respect to (i) sums that Borrowers are required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and have failed to pay under any Section of this Agreement or any other Loan Document, and (ii) amounts owing by Borrowers to any Person to the extent secured by a Lien (other than any existing Permitted Lien set forth on Schedule P-3 which is specifically identified thereon as entitled to have priority over Collateral Agent's Liens) on, or trust over, any of the Collateral, which Lien or trust, in the Permitted Discretion of Agent, would be likely to have a priority superior to the Liens of Agent, for the benefit of the Lender Group (such as landlord liens, ad valorem taxes, property taxes, or sales taxes where given priority under applicable law) in and to such item of the Collateral.

                           (c) Anything to the contrary in this Section 2.3A
notwithstanding, Borrowers shall not have the right to require Lenders with Tranche Sub-B Commitments to make Tranche Sub-B Advances to Borrowers unless (i) the Tranche A Usage exceeds the difference between Maximum Tranche A Amount and $10,000,000, and (ii) Tranche B-Prime Availability is less than $10,000,000.

                           (d) The Lenders with Tranche Sub-B Commitments shall
have no obligation to make additional Tranche Sub-B Advances hereunder to the extent such additional Tranche Sub-B Advances would cause the sum of the Tranche A Usage, the Tranche B-Prime Usage and the Tranche Sub-B Usage to exceed the Maximum Facility Amount.

                           (e) Amounts borrowed pursuant to this Section may be
repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement; provided, however, that, if and so long as any Tranche A Advances are outstanding, no Tranche Sub-B Advance shall be repaid unless, after giving effect to such repayment, Tranche A Advance Availability is greater than $7,500,000; provided, further, that, if and so long as any Tranche B-Prime Advances are outstanding, no Tranche Sub-B Advance shall be repaid unless, after giving effect to such repayment, Tranche B-Prime Availability is greater than $7,500,000."

         (k) Section 2.4(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(a) PROCEDURE FOR BORROWING. Each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Agent (which notice must be received by Agent no later than 10:00 a.m. (California time) on
(y) the Business Day prior to the date that is the requested Funding Date in the case of a request for a Tranche A Advance, and (z) the 3rd Business Day prior to the date that is the requested Funding Date in the case of a request for a Tranche B-Prime Advance or a Tranche Sub-B Advance) specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; provided, however, that in the case of a request for Swing Loan in an amount of $10,000,000, or less, such notice will be timely received if it is received by Agent no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date) specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day. At Agent's election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice."

         (l) Section 2.4(c)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(i) In the event that Agent shall elect to have the terms of this Section 2.4(c) apply to a requested Borrowing as described in Section 2.4(b), then promptly after receipt of a request for a Borrowing pursuant to
Section 2.4(a), Agent shall notify the Lenders, not later than 1:00 p.m. (California time) on (A) the Business Day immediately preceding the Funding Date applicable thereto in the case of a request for a Tranche A Advance, and (B) the 3rd Business Day immediately preceding the Funding Date applicable thereto in the case of a request for a Tranche B-Prime Advance or a Tranche Sub-B Advance, in each case by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to such account of Agent as Agent may designate, not later than 10:00 a.m. (California time) on (y) the Funding Date applicable thereto in the case of a request for a Tranche A Advance, and (z) the Business Day immediately preceding the Funding Date applicable thereto in the case of a request for a Tranche B-Prime Advance or a Tranche Sub-B Advance. After Agent's receipt of the proceeds of such Advances, upon satisfaction of the applicable conditions precedent set forth in Section 3 hereof, Agent shall make the proceeds of such Advances available to Borrowers on the applicable Funding Date by transferring same day funds equal to the proceeds of such Advances received by Agent to Administrative Borrower's Designated Account; provided, however, that, subject to the provisions of Section 2.4(i), Agent shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance if Agent shall have received written notice from any Lender, or otherwise has actual knowledge, that
(1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived in accordance with Section 15.1, or (2) the requested Borrowing would exceed the Tranche A Advance Availability, Tranche B-Prime Availability or Tranche Sub-B Advance Availability, as applicable, on such Funding Date."

         (m) The first sentence of Section 2.4(c)(ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Unless Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least 1 Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds when due pursuant to Section 2.4(c)(i) hereof and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers on such date a corresponding amount."

         (n) Section 2.4(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(i) Optional Overadvances. Any contrary provision of this Agreement notwithstanding, if the condition for borrowing under Section 3.3(d) cannot be fulfilled, the Lenders nonetheless hereby authorize Agent or Swing Lender, as applicable, and Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally continue to make Tranche A Advances (including Swing Loans) to Borrowers, such failure of condition notwithstanding, so long as, at the time any such Tranche A Advance is made, (i) the outstanding Tranche A Usage does not exceed the Borrowing Base by more than $10,000,000,
(ii) after giving effect to any such Overadvance, the then extant amount of Tranche A Advances does not exceed $50,000,000, and (iii) after giving effect to any such Overadvance, the aggregate amount of outstanding optional Overadvances made by Agent and Swing Lenders to Borrowers pursuant to this Section 2.4(i) shall not exceed $10,000,000. The foregoing provisions are for the sole and exclusive benefit of Agent, Swing Lenders, and the Lenders and are not intended to benefit Borrowers in any way. The Advances and Swing Loans, as applicable, that are made pursuant to this Section 2.4(i) shall be subject to the same terms and conditions as any other Advance or Swing Loan, as applicable, except that the rate of interest applicable thereto shall be the rates set forth in Section 2.7(c) hereof without regard to the presence or absence of a Default or Event of Default."

         (o) Section 2.5(b)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(i) Except as otherwise provided with respect to Defaulting Lenders and except as otherwise expressly provided in the Loan Documents (or the Fee Split Letters), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Advances to which such payments relate held by each Lender) and payments of fees (other than fees designated for an Agent's sole and separate account) shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to Agent and all such payments and all proceeds of Collateral received by Agent shall be applied as follows:

                  (A) first, to pay any Lender Group Expenses then due to Agent under the Loan Documents, until paid in full,

                  (B) second, to pay any Lender Group Expenses then due to the Lenders under the Loan Documents, on a ratable basis, until paid in full,

                  (C) third, to pay any fees then due to Agent (for its separate accounts after giving effect to the Fee Split Letters) under the Loan Documents until paid in full,

                  (D) fourth, to pay any fees then due to any or all of the Lenders (after giving effect to the Fee Split Letters) under the Loan Documents, on a ratable basis, until paid in full; provided, however, that after the occurrence and during the continuance of an Event of Default, the priority of the payment of fees due to Tranche B-Prime Lenders, in their capacity as such (and all Lenders that are directly or indirectly successors or assignees of Tranche B-Prime Lenders, in their capacity as such) shall (unless all of the Lenders with a Tranche A Commitment or Tranche A Obligations elect otherwise) be deferred to item "eighteenth" below; provided, further, that after the occurrence and during the continuance of an Event of Default, the priority of the payment of fees due to Tranche Sub-B Lenders, in their capacity as such (and all Lenders that are directly or indirectly successors or assignees of Tranche Sub-B Lenders, in their capacity as such) shall (unless all of the Lenders with a Tranche A Commitment, a Tranche B-Prime Commitment, Tranche A Obligations, or Tranche B-Prime Obligations elect otherwise) be deferred to item "twenty-first" below,

                  (E) fifth, to pay interest due in respect of all Agent Advances, until paid in full,

                  (F) sixth, ratably to pay interest due in respect of all Advances (other than Agent Advances) and Swing Loans until paid in full, provided, however, that after the occurrence and during the continuance of an Event of Default, the priority of the payment of interest due in respect of the Tranche B-Prime Advances shall (unless all of the Lenders with a Tranche A Commitment or Tranche A Obligations elect otherwise) be deferred to item "nineteenth" below; provided, further, that after the occurrence and during the continuance of an Event of Default, the priority of the payment of interest due in respect of the Tranche Sub-B Advances shall (unless all of the Lenders with a Tranche A Commitment, a Tranche B-Prime Commitment, Tranche A Obligations, or Tranche B-Prime Obligations elect otherwise) be deferred to item "twenty-second" below,

                  (G) seventh, ratably to pay the principal of all Agent Advances until paid in full,

                  (H) eighth, if Tranche A Advance Availability is less than $7,500,000, to pay the principal of all Swing Loans until Tranche A Advance Availability is $7,500,000, such payments to be applied, first, to the outstanding Swing Loans that are Base Rate Advances and, second, to the outstanding Swing Loans that are LIBOR Rate Advances (in the order of their maturity),

                  (I) ninth, if Tranche A Advance Availability is less than $7,500,000 (after giving effect to item "eighth" above), to pay the principal of all Tranche A Advances until Tranche A Advance Availability is $7,500,000, such payments to be applied, first, to the outstanding Tranche A Advances that are Base Rate Advances and, second, to the outstanding Tranche A Advances that are LIBOR Rate Advances (in the order of their maturity),

                  (J) tenth, if an Event of Default has not occurred and is not continuing, solely with respect to Collections arising from a sale or other disposition of Collateral (1) described in clause (i) of the definition of "Permitted Dispositions", or (2) which is not a Permitted Disposition and which sale or other disposition has been consented to in writing by the Lender Group, as cash collateral in an amount equal to 50% of the maximum amount of Issuing Lender's obligations under outstanding Tranche A Letters of Credit until paid in full,

                  (K) eleventh, if Tranche B-Prime Availability is less than $7,500,000, to pay the principal of all Tranche B-Prime Advances until Tranche B-Prime Availability is $7,500,000; provided, however, that after the occurrence and during the continuance of an Event of Default, the priority of the payment of principal due with respect to Tranche B-Prime Advances shall (unless all of the Lenders with a Tranche A Commitment or Tranche A Obligations elect otherwise) be deferred to item "twentieth" below,

                  (L) twelfth, ratably to pay the principal of all Tranche Sub-B Advances until paid in full, provided, however, that after the occurrence and during the continuance of an Event of Default, the priority of the payment of principal due with respect to Tranche Sub-B Advances shall (unless all of the Lenders with a Tranche A Commitment, a Tranche B-Prime Commitment, Tranche A Obligations, or Tranche B-Prime Obligations elect otherwise) be deferred to item "twenty-third" below,

                  (M) thirteenth, ratably to pay the principal of all Tranche B-Prime Advances until paid in full, provided, however, that after the occurrence and during the continuance of an Event of Default, the priority of the payment of principal due with respect to Tranche B-Prime Advances shall (unless all of the Lenders with a Tranche A Commitment or Tranche A Obligations elect otherwise) be deferred to item "twentieth" below,

                  (N) fourteenth, to pay the principal of all Swing Loans until paid in full, such payments to be applied, first, to the outstanding Swing Loans that are Base Rate Advances and, second, if an Event of Default has occurred and is continuing, to the outstanding Swing Loans that are LIBOR Rate Advances (in the order of their maturity),

                  (O) fifteenth, to pay the principal of all Tranche A Advances until paid in full, such payments to be applied, first, to outstanding Tranche A Advances that are Base Rate Advances and, second, if an Event of Default has occurred and is continuing, to the outstanding Tranche A Advances that are LIBOR Rate Advances (in the order of their maturity),

                  (P) sixteenth, if an Event of Default has not occurred and is not continuing, solely with respect to Collections arising from a sale or other disposition of Collateral (1) described in clause (i) of the definition of "Permitted Dispositions", or (2) which is not a Permitted Disposition and which sale or other disposition has been consented to in writing by the Lender Group, as cash collateral in an amount equal to 50% of the maximum amount of Issuing Lender's obligations under outstanding Tranche Sub-B Letters of Credit until paid in full,

                  (Q) seventeenth, if an Event of Default has occurred and is continuing, to Agent, to be held by Agent, for the ratable benefit of Agent and those Lenders having a Tranche A Commitment, as cash collateral in an amount equal to 105% of the maximum amount of Issuing Lender's obligations under outstanding Tranche A Letters of Credit until paid in full,

                  (R) eighteenth, to pay any fees then due to Tranche B-Prime Lenders in their capacity as such (and all Lenders that are directly or indirectly successors or assignees of Tranche B-Prime Lenders, in their capacity as such) under the Loan Documents until paid in full,

                  (S) nineteenth, to pay interest then due in respect of all Tranche B-Prime Advances until paid in full,

                  (T) twentieth, to pay the principal of all Tranche B-Prime Advances until paid in full,

                  (U) twenty-first, pay any fees then due to Tranche Sub-B Lenders in their capacity as such (and all Lenders that are directly or indirectly successors or assignees of Tranche Sub-B Lenders, in their capacity as such) under the Loan Documents until paid in full,

                  (V) twenty-second, to pay interest then due in respect of all Tranche Sub-B Advances until paid in full,

                  (W) twenty-third, to pay the principal of all Tranche Sub-B Advances until paid in full,

                  (X) twenty-forth, if an Event of Default has occurred and is continuing, to Agent, to be held by Agent, for the ratable benefit of Agent and those Lenders having a Tranche Sub-B Commitment, as cash collateral in an amount equal to 105% of the maximum amount of Issuing Lender's obligations under outstanding Tranche Sub-B Letters of Credit until paid in full,

                  (Y) twenty-fifth, if an Event of Default has not occurred and is not continuing, solely with respect to Collections arising from a sale or other disposition of Collateral (1) described in clause (i) of the definition of "Permitted Dispositions", or (2) which is not a Permitted Disposition and which sale or other disposition has been consented to in writing by the Lender Group, an amount equal to 25% of such Collections described in this clause (Y) shall be paid to Junior Secured Debt Agent for distribution in accordance with the terms of the Collateral Agency and Intercreditor Agreement until paid in full, and

                  (Z) twenty-sixth, to Borrowers to be wired to the Designated Account or such other Person entitled thereto under applicable law."

         (p) Section 2.5(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(c) ASSET DISPOSITION PROCEEDS; REDUCTION OF COMMITMENTS. Promptly upon receipt by Agent of any proceeds from Collateral Agent, whether on account of Permitted Dispositions, condemnation proceeds, casualty proceeds, or otherwise, (i) subject to the last sentence of this subsection, Agent shall apply such proceeds in accordance with Section 2.5(b) above, (ii) if and to the extent that Section 5.a. of the Collateral Agency and Intercreditor Agreement requires that the payment of proceeds is to be accompanied by a reduction of the Tranche Sub-B Commitments, then such reduction shall be applied solely to the Tranche Sub-B Commitments, (iii) if and to the extent that the Collateral Agency and Intercreditor Agreement (other than pursuant to Section 5.a. of the Collateral Agency and Intercreditor Agreement) requires that the payment of proceeds is to be accompanied by a reduction of the Commitments, then such reduction shall be applied (x) first, to the Tranche A Commitments, such reduction to be applied ratably amongst each of the Lenders with Tranche A Commitments, (y) second, to the Tranche B-Prime Commitments, such reduction to be applied ratably amongst each of the Lenders with Tranche B-Prime Commitments, and (z) third, to the Tranche Sub-B Commitments, such reduction to be applied ratably amongst each of the Lenders with Tranche Sub-B Commitments, and (iv) if and to the extent that the Collateral Agency and Intercreditor Agreement provides that the payment of proceeds is to be accompanied by a reduction of the Commitments only to the extent elected by the Lenders, then such election shall be made and such reduction shall be applied (x) first, to the Tranche A Commitments, to the extent agreed to by Tranche A Lenders whose Pro Rata Shares aggregate 51% of the Tranche A Commitments, such reduction to be applied ratably amongst each of the Lenders with Tranche A Commitments, (y) second, if and to the extent that the Tranche A Lenders affirmatively decide that less than all of the available reductions should reduce the Tranche A Commitments, to the extent agreed to by Tranche B-Prime Lenders whose Pro Rata Shares aggregate 51% of the Tranche B-Prime Commitments, to the Tranche B-Prime Commitments, such remaining available reduction to be applied ratably amongst each of the Lenders with Tranche B-Prime Commitments, and (z) third, if and to the extent that the Tranche B-Prime Lenders affirmatively decide that less than all of the available reductions should reduce the Tranche B-Prime Commitments, to the extent agreed to by Tranche Sub-B Lenders whose Pro Rata Shares aggregate 51% of the Tranche Sub-B Commitments, to the Tranche Sub-B Commitments, such remaining available reduction to be applied ratably amongst each of the Lenders with Tranche Sub-B Commitments. In each instance when the Tranche A Commitments are reduced, (i) the amount of the Maximum Tranche A Amount and the Maximum Facility Amount shall be reduced on a Dollar-for-Dollar basis, and (ii) the amount set forth in Section 2.1(a)(iii) and the amount set forth in item (iii) of the definition of Tranche A Advance Availability shall be reduced proportionately with the reduction of the Tranche A Commitments. In each instance when the Tranche B-Prime Commitments are reduced, the amount of the Maximum Tranche B-Prime Amount and the Maximum Facility Amount shall be reduced on a Dollar-for-Dollar basis. In each instance when the Tranche Sub-B Commitments are reduced, the amount of the Maximum Tranche Sub-B Amount and the Maximum Facility Amount shall be reduced on a Dollar-for-Dollar basis. In any instance when the Tranche A Commitments are reduced, if, after giving effect to such reduction, the amount of the then extant Tranche A Letter of Credit Usage exceeds the amount of the Tranche A Commitments, then Agent shall retain from the proceeds remitted to it from the Collateral Agent an amount equal to 105% of such excess and such amount retained shall be held by Agent, for the ratable benefit of Agent and those Lenders having a Tranche A Commitment, as cash collateral until the outstanding Tranche A Letters of Credit are paid in full, with any balance being applied in accordance with Section 2.5(b) above. In any instance when the Tranche Sub-B Commitments are reduced, if, after giving effect to such reduction, the amount of the then extant Tranche Sub-B Letter of Credit Usage exceeds the amount of the Tranche Sub-B Commitments, then Agent shall retain from the proceeds remitted to it from the Collateral Agent an amount equal to 105% of such excess and such amount retained shall be held by Agent, for the ratable benefit of Agent and those Lenders having a Tranche Sub-B Commitment, as cash collateral until the outstanding Tranche Sub-B Letters of Credit are paid in full, with any balance being applied in accordance with Section 2.5(b) above."

         (q) Section 2.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "2.6 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrowers to the Lender Group pursuant to Sections 2.1, 2.2, 2.2A, 2.3 or 2.3A is greater than either the Dollar or percentage limitations set forth in Sections 2.1, 2.2, 2.2A, 2.3 or 2.3A, (an "Overadvance"), except with respect to optional Overadvances provided for in
Section 2.4(i), Borrowers immediately shall pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.5(b), with any remaining amount (to the extent that Agent is not holding (and will not thereafter hold as a result of the payments required by this Section 2.6) cash collateral in excess of 105% of the maximum amount of Issuing Lender's obligations under outstanding Tranche A Letters of Credit) being held by Agent, for the ratable benefit of Agent and those Lenders having a Tranche A Commitment, as cash collateral for the Obligations with respect to the Tranche A Letters of Credit until paid in full, (the "Tranche A Collateral Amount"), with any remaining amount being held by Agent, for the ratable benefit of Agent and those Lenders having a Tranche Sub-B Commitment, as cash collateral for the Obligations with respect to the Tranche Sub-B Letters of Credit until paid in full, (the "Tranche Sub-B Collateral Amount"; the Tranche Sub-B

Collateral Amount, together with the Tranche A Collateral Amount, the "Collateral Amount"); provided, however, that if, at any time and for any reason, Borrowers' Combined Availability is greater than zero, Agent shall immediately release the Collateral Amount to the extent of such Combined Availability (with amounts being released first from the Tranche Sub-B Collateral Amount until released in full, and with any remaining amount being released from the Tranche A Collateral Amount), and apply such amount in accordance with the priorities set forth in Section 2.5(b). In addition, each Borrower, jointly and severally, hereby promises to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full to Agent for the account of the Lender Group as and when due and payable under the terms of this Agreement and the other Loan Documents."

         (r) Section 2.7(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(a) INTEREST RATES. Except as provided in clause (c) below, all amounts that have been charged to the Loan Account (except for undrawn Letters of Credit) pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows (i) if a LIBOR Rate Advance, at a per annum rate equal to the LIBOR Rate plus the LIBOR Margin, (ii) if a Tranche Sub-B Advance, at a per annum rate equal to the greater of (A) 11.50%, and (B) the Base Rate plus 5.0 percentage points, and (iii) otherwise, at a per annum rate equal to the Base Rate plus the Applicable Base Rate Margin."

         (s) Section 2.7(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(b) LETTER OF CREDIT FEE. (i) Borrowers shall pay Agent (for the ratable benefit of the Lenders with a Tranche A Commitment based upon their Pro Rata Share of the Tranche A Commitment), a Tranche A Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.2(e)) which shall accrue at a rate equal to 2.75% per annum times the average daily aggregate undrawn amount of all outstanding Tranche A Letters of Credit during the month preceding the date such Tranche A Letter of Credit fee is due and payable in accordance with Section 2.7(d) hereof, and (ii) Borrowers shall pay Agent (for the ratable benefit of the Lenders with a Tranche Sub-B Commitment based upon their Pro Rata Share of the Tranche Sub-B Commitment), a Tranche Sub-B Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.2A(e)) which shall accrue at a rate equal to 10.075% per annum times the average daily aggregate undrawn amount of all outstanding Tranche Sub-B Letters of Credit during the month preceding the date such Tranche Sub-B Letter of Credit fee is due and payable in accordance with
Section 2.7(d) hereof."

         (t) Section 2.7(d) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(d) PAYMENTS. Interest, Letter of Credit fees, and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month during the term hereof (except that interest on LIBOR Advances shall be due and payable, in arrears, on the last day of the applicable Interest Period). Each Borrower hereby authorizes Agent, without prior notice to such Borrower, to charge such interest and fees, all Lender Group Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.12 (as and when due or incurred), the charges, commissions, fees, and costs provided for in Sections 2.2 and 2.2A (as and when due or incurred), and all other payments due under any Loan Document to Borrowers' Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Tranche A Advances hereunder to the extent of the then extant Tranche A Availability, with any remaining amounts accruing interest at the rate then applicable to Tranche B-Prime Advances hereunder to the extent of the then extant Tranche B-Prime Availability, and with any remaining amounts accruing interest at the rate then applicable to Tranche Sub-B Advances hereunder. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Tranche A Advances hereunder to the extent of the then extant Tranche A Availability, with any remaining amounts accruing interest at the rate then applicable to Tranche B-Prime Advances hereunder to the extent of the then extant Tranche B-Prime Availability, and with any remaining amounts accruing interest at the rate then applicable to Tranche Sub-B Advances hereunder."

         (u) Section 2.12(d) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(d) LOAN SERVICING FEE. A loan servicing fee equal to $30,000 payable in arrears on the first day of each month after the Closing Date prior to the date on which (i) the Commitments have been terminated, and (ii) the Obligations have been paid in full."

         (v) Section 2.12(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(f) UNUSED LINE FEE FOR THE TRANCHE B-PRIME FACILITY. For the Pro Rata benefit of each Lender with a Tranche B-Prime Commitment, on the first day of each month during the term of this Agreement, an unused line fee in an amount equal to 0.75% per annum times the result of (a) the Maximum Tranche B-Prime Amount, less (b) the average Daily Balance of the Tranche B-Prime Usage during the immediately preceding month,"

         (w) Section 2.12 of the Loan Agreement is hereby amended by deleting the word "and" at the end of clause (i), by deleting the period at the end of clause (j) and replacing it with a comma, and by adding the following new clauses (k), (l) and (m):

                  "(k) UNUSED LINE FEE FOR THE TRANCHE SUB-B FACILITY. For the Pro Rata benefit of each Lender with a Tranche Sub-B Commitment, on the first day of each month during the term of this Agreement, an unused line fee in an amount equal to 2.00% per annum times the result of (a) the Maximum Tranche Sub-B Amount as of such date, less (b) the average Daily Balance of the Tranche Sub-B Usage during the immediately preceding month,

                  (l) WAIVER FEE. For the ratable benefit of each of the Tranche A Lenders and the Tranche B-Prime Lenders, a waiver fee of $800,000 (the "Waiver Fee"), which Waiver Fee shall be fully earned and due and payable in full in immediately available funds on or before the date of the Seventh Amendment,

                  (m) SEVENTH AMENDMENT FEE. For the ratable benefit of each Tranche Sub-B Lender, a fee in the amount equal to the difference between (i) $6,000,000, and (ii) the Second Overadvance Fee (the "Seventh Amendment Fee"), which shall be fully earned and paid in full in cash in immediately available funds on or before the date of the Seventh Amendment, and

                  (n) EXTENSION FEE. For the ratable benefit of each of the Tranche A Lenders and the Tranche B-Prime Lenders, an extension fee of $200,000 (the "Extension Fee"), which Extension Fee shall be fully earned and due and payable in full in immediately available funds on or before the Extension Effective Date."

         (x) Section 3.3 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of clause (c), deleting the "." appearing at the end of clause (d) and replacing it with ", and", and by inserting the following new clause (e):

                  "(e) Each Lender shall have fully satisfied its obligations to Agent set forth in Section 2.2A(g) or Section 2.4(c)(i) of this Agreement, to the extent applicable to the requested Advance, Swing Loan, Letter of Credit or other extension of credit."

         (y) The first sentence of Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "This Agreement shall become effective upon the execution and delivery hereof by Borrowers, Agent and the Lender Group and shall continue in full force and effect for a term ending on April 8, 2003 (the "Maturity Date")."

         (z) The first sentence of Section 3.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Borrowers have the option, at any time upon 45 days prior written notice to Agent, to terminate this Agreement by paying to Agent, for the benefit of the Lender Group, in cash, the Obligations (including either (i) providing cash collateral to be held by Agent for the benefit of the Lender Group in an amount equal to 105% of the maximum amount of the Lender Group's obligations under outstanding Letters of Credit, or (ii) causing the original Letters of Credit to be returned to Agent) in full, together with the Applicable Prepayment Premium (which Applicable Prepayment Premium shall be paid to Agent for the ratable benefit of each Tranche Sub-B Lender)."

         (aa) Section 4.5 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "4.5 COLLATERAL AGENT TO HOLD QUEBEC IRREVOCABLE POWER OF ATTORNEY. For greater certainty, and without limiting the powers of the Agent or the Collateral Agents hereunder or under any of the Loan Documents, each of the Lenders and each Borrower hereby acknowledges that each of the Collateral Agents acting for the Lenders having Tranche A Commitments, the Lenders having Tranche B-Prime Commitments, and the Lenders having Tranche Sub-B Commitments shall, for purposes of holding any security granted by the Canadian Guarantors on the Canadian Guarantors' respective property pursuant to the laws of the Province of Quebec to secure payment of the Demand Notes, be the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of the Civil Code of Quebec) for themselves and all present and future Lenders and in particular for all present and future holders of such Demand Notes. Agent and each of the Lenders hereby irrevocably constitutes, to the extent necessary, each of the Collateral Agents acting for the Lenders having Tranche A Commitments, the Lenders having Tranche B-Prime Commitments, and the Lenders having Tranche Sub-B Commitments as the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold security granted by the Canadian Guarantors in the Province of Quebec to secure such Demand Notes. Each permitted assignee of the Lenders shall be deemed to have confirmed and ratified the constitution of each Collateral Agent as the holder of such irrevocable power of attorney (fonde de pouvoir) by execution of the relevant assignment of its interest. Notwithstanding the provisions of
Section 32 of the Special Corporate Powers Act (Quebec), each Collateral Agent may acquire and be the holder of such Demand Notes. The Borrower on its own behalf and on behalf of the Canadian Guarantors hereby acknowledges that the Demand Notes issued by each Canadian Guarantor constitute a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec."

         (bb) Section 6.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "6.2 COLLATERAL REPORTING. Provide Agent (with copies for each Lender to be provided by Agent or Obligors) with the following documents (or electronic equivalent of such documents) at the following times in form reasonably satisfactory to Agent (it being understood that, absent a request by Agent for information with respect to a particular Obligor, this covenant shall be deemed satisfied to the extent that the Administrative Borrower provides the following information for the Obligors taken as a whole):


----------------------------------------------------------------------------------------------------------------------
Monthly (not later than the 15th        (a) a detailed aging, by total, of the Accounts, together with a detailed
calendar day of the following month)    calculation of the non-Eligible Accounts.
----------------------------------------------------------------------------------------------------------------------
Monthly (not later than the 15th        (b) a detailed calculation of the Borrowing Base and the Tranche Sub-B
calendar day of each month if the       Borrowing Base (including without limitation a Borrowing Base Certificate and
average Combined Availability for       a Tranche Sub-B Borrowing Base Certificate,
the 5 day period
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
immediately preceding the date of          (c) a detailed aging, by total, of the Accounts, together with a
determination is less than $40,000,000,    reconciliation to the detailed calculation of the Borrowing Base and of the
otherwise, not later than the 15th         Tranche Sub-B Borrowing Base and a reconciliation to the general ledger,
Business Day of each month)


                                           (d) a summary aging, by vendor, of the Obligors' accounts payable and any book overdraft.

-------------------------------------------------------------------------------------------------------------------------
Upon request by Agent                      (e) a detailed list of the Obligors' customers,


                                           (f) copies of invoices in connection with the Accounts, credit memos, remittance advices, deposit slips, shipping and delivery documents in connection with the
                                           Accounts and, for Inventory and Equipment acquired by an Obligor, purchase orders and invoices,

                                           (g) a calculation of Dilution for the prior month,

                                           (h) Inventory reports specifying the Obligors' cost and the wholesale market value of their Inventory, by category, with additional detail showing additions to and deletions from the Inventory, and

                                           (i) such other reports as to the Collateral, or the financial condition of an
                                           Obligor as Agent may request."
-------------------------------------------------------------------------------------------------------------------------



         (cc) Section 7.14 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "7.14 TRANSACTIONS WITH AFFILIATES. Except as set forth on
Schedule 7.14, directly or indirectly enter into or permit to exist any material transaction with any Affiliate of any Obligor except for transactions between wholly-owned Obligors (other than Obligors that are neither Borrowers nor Canadian Guarantors) and except for transactions that are either (a) in the ordinary course of such Obligor's business, upon fair and reasonable terms, that are fully disclosed to Agent, and that are no less favorable to such Obligor than would be obtained in an arm's length transaction with a non-Affiliate, or
(b) consented to in writing by Required Lenders on fair and reasonable terms, after full disclosure thereof to the Lender Group, and that are no less favorable to such Obligor than would be obtained in an arm's length transaction with a non-Affiliate."

         (dd) The last sentence of Section 7.17 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Anything in the Loan Documents to the contrary notwithstanding, (a) the proceeds of any Tranche A Advance shall not be used to repay any outstanding Tranche B-Prime Advance or any Tranche Sub-B Advance unless Tranche A Advance Availability is greater than $7,500,000 after giving effect to such Tranche A Advance, and (b) the proceeds of any Tranche B-Prime Advance shall not be used to repay any outstanding Tranche Sub-B Advance unless Tranche B-Prime Availability is greater than $7,500,000 after giving effect to such Tranche B-Prime Advance."

         (ee) Section 7.19(a) of the Loan Agreement hereby is amended by deleting the table appearing in said Section and inserting the following table in lieu thereof:

         ---------------------------------------------------------------
            FISCAL QUARTER ENDING          MINIMUM EBITDA
         ---------------------------------------------------------------
            for the 3 months ended           $4,600,000
                March 31, 2002
         ---------------------------------------------------------------
            for the 6 months ended           $9,700,000
                June 30, 2002
         ---------------------------------------------------------------
            for the 9 months ended           $14,800,000
              September 30, 2002
         ---------------------------------------------------------------
           for the 12 months ended           $20,400,000
              December 31, 2002
         ---------------------------------------------------------------


         (ff) Section 7.19(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(b) [Intentionally Omitted]"

         (gg) Section 7.20 of the Loan Agreement is hereby amended and restated as follows:

                  "7.20 CAPITAL EXPENDITURES. Make capital expenditures in any fiscal quarter in excess of $15,000,000, or, in the aggregate, in any fiscal year in excess of $50,000,000 (which amount shall include all expenditures made in connection with any Permitted Acquisition)."

         (hh) Section 14.1(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(c) Any Lender may, with the written consent of Agent, assign and delegate to one or more assignees (provided that no written consent of Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Transferee relative to such Lender's Tranche A Commitment or such Lender's Obligations (exclusive of

Tranche B-Prime Obligations and Tranche Sub-B Obligations)) (each an "Assignee") all, or any ratable part of all, of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $5,000,000; provided, however, that Borrowers and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to Borrowers and Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to Administrative Borrower and Agent an Assignment and Acceptance; and (iii) the assignor Lender or Assignee has paid to Agent for Agent's sole and separate account a processing fee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the consent of Agent shall not be required (if such assignment relates to a Lender's Tranche A Commitments and Obligations (exclusive of Tranche B-Prime Obligations and Tranche Sub-B Obligations (including any fee, cost, or expense under the Loan Documents that is specifically identified to the Tranche B Facility)) or unreasonably withheld (if such assignment relates to a Lender's Tranche B-Prime Commitments, Tranche Sub-B Commitments, Tranche B-Prime Obligations or Tranche Sub-B Obligations (including any fee, cost, or expense under the Loan Documents that is specifically identified to the Tranche B Facility), and payment of any fees shall not be required, if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender."

         (ii) The text "(exclusive of Tranche B Obligations)" in Section 14.1(g) of the Loan Agreement is hereby deleted and is replace with the following text:
"(exclusive of Tranche B-Prime Obligations and Tranche Sub-B Obligations));"

         (jj) Section 15.1(g) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(g) change the definition of "Required Lenders," "Pro Rata Share," "Collections," "Maximum Facility Amount," "Maximum Tranche A Amount," "Maximum Tranche B-Prime Amount," "Maximum Tranche Sub-B Amount," "Total Commitment," "Tranche A Advance Availability," "Tranche A Commitment," "Tranche A Usage," "Tranche B-Prime Availability," "Tranche B-Prime Commitment," "Tranche B-Prime Usage," "Tranche Sub-B Advance Availability," "Tranche Sub-B Commitment," or "Tranche Sub-B Usage";"

         (kk) Section 15.1(k) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(k) amend the definition of "Borrowing Base," "Tranche Sub-B Borrowing Base" "Eligible Accounts," "Eligible Domestic Accounts," "Eligible Unbilled Account," "Eligible Canadian Accounts," "Dilution," or "Dilution Reserve," in each case, in a manner that increases the amount of credit available hereunder, or"

         (ll) Section 15.1(l) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(l) amend (i) Section 2.1(a) or 2.1(c) in a manner that increases the obligations of the Tranche A Lenders, (ii) Sections 2.1(b) or 2.3A(b) in a manner that impairs the ability of Agent to impose reserves against the Borrowing Base or the Tranche Sub-B Borrowing Base, (iii) Section 2.2(a) in a manner that increases the obligations of the Tranche A Lenders, (iv) Section 2.2A(a) in a manner that increases the obligations of the Tranche Sub-B Lenders,
(iv) Sections 2.3(a), 2.3(b), 2.3(c), 2.3A(a), 2.3A(c) or 2.3A(d) in a manner that increases the obligations of the Tranche B Lenders, (v) Section 2.4(b), 2.4(e), 2.4(i), or 2.5(b), or (vi) the last sentence of Section 7.17.

         (mm) Exhibit B-2 to the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

         (nn) The Loan Agreement is hereby amended by inserting new Exhibit B-3 as set forth on Exhibit B hereto.

         (oo) Schedule C-1 to the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit C hereto.

4.       OTHER AGREEMENTS.

         (a) Each of the parties to this Amendment hereby agrees that, upon the effectiveness of this Amendment and subject to the terms hereof, the Initial Reserve shall be released.

         (b) Each of the parties to this Amendment hereby consents to the execution and delivery by Collateral Agent of the First Amendment to Collateral Agency and Intercreditor Agreement, and hereby authorizes Collateral Agent to execute the same.

         (c) Each member of the Lender Group consents to the consummation of the ERDC Transaction. Parent covenants and agrees that Parent shall immediately pay to Agent, for the benefit of the Lender Group, all net cash proceeds resulting from the liquidation of ERDC and all Stock held by ERDC that is distributed to Philip Services (Delaware), Inc., for application against the Obligations in accordance with the priorities set forth in Section 2.5(b). Each party hereto agrees that such Stock, other than any cash proceeds thereof, shall not constitute a part of the Personal Property Collateral.

         (d) Each of the parties to this Amendment consents to the relocation of Parent's executive headquarters to Houston, Texas and hereby waives the notice requirement of Section 7.18.

         (e) Each of the parties to this Amendment agrees that, the provisions of the Loan Agreement and the other Loan Documents to the contrary notwithstanding (including without limitation Section 2.5(b) of the Loan Agreement, the provisions of the Fourth

Amendment and the provisions of the Sixth Amendment), Borrowers may prepay all Obligations with respect to the Designated Overadvances (as such term is defined in the Fourth Amendment) and the Second Designated Overadvances (as such term is defined in the Sixth Amendment) from the proceeds of the initial Tranche Sub-B Advance.

         (f) Upon the effectiveness of this Amendment, Administrative Borrower hereby requests a Tranche Sub-B Advance in an amount equal to the outstanding amount of all Obligations with respect to the above referenced Designated Overadvances and Second Designated Overadvances, and authorizes Agent to apply the proceeds of such Tranche Sub-B Advance as a pre-payment of all Obligations with respect to the above referenced Designated Overadvances and Second Designated Overadvances pursuant to Section 3(c) of this Amendment.

         (g) Each party to this Amendment hereby agrees that, the provisions of the Sixth Amendment to the contrary notwithstanding, the obligations of Arnos Swing Lender and Madeleine Swing Lender to make Second Designated Overadvances (as such term is defined in the Sixth Amendment) are hereby permanently terminated and no member of the Lender Group shall have any obligation to make any additional Second Designated Overadvances.

         (h) Each Borrower hereby authorizes Agent to retain a financial consultant selected jointly by the Tranche A Lenders, in their sole discretion to advise the Lender Group regarding such matters as Agent and the Tranche A Lenders may request in their sole discretion, and to charge all fees and expenses incurred by such financial consultant to Borrowers' Loan Account.

         (i) On or before April 30, 2002, Parent shall deliver to Agent consolidated financial statements of Parent and its Subsidiaries for their 2001 fiscal year, audited by PriceWaterhouseCoopers or other independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications (other than a "going concern" or like qualification or exception), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, statement of earnings, and statement of cash flow and, if prepared, such accountants' letter to management).

CONDITIONS PRECEDENT.

         (a) The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:

                  (i) The representations and warranties in the Loan Agreement and the other Loan Documents (other than with respect to events that have been expressly consented to in writing by the Lenders since the date on which such representations and warranties were first made) shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                  (ii) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit D, duly executed and delivered by an authorized official of each Guarantor;

                  (iii) Agent shall have received the First Amendment to Collateral Agency and Intercreditor Agreement, duly executed and delivered by each party thereto;

                  (iv) The Junior Secured Debt Documents shall have been amended in form and substance satisfactory to Agent and Parent shall have delivered a copy of such amendments to Agent certified by the Secretary of Parent as being a true, correct, and complete copy thereof;

                  (v) Agent shall have received the Lender Group Side Letter, duly executed and delivered by each party thereto;

                  (vi) Agent shall have received the Meadow Assignment Agreements, duly executed and delivered by each party thereto;

                  (vii) Parent shall have entered into a subscription agreement with the Tranche Sub-B Lenders providing for the issuance of shares of the common Stock of Parent equal to 15% of the shares of common Stock of Parent which were outstanding immediately prior to the date of this Amendment, together with a registration rights agreement with respect to such shares which is in form and substance satisfactory to the Tranche Sub-B Lenders;

                  (viii) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment, except for any such Defaults or Events of Defaults that would exist but for the effectiveness of the amendments to the Loan Agreement contemplated by this Amendment; and

                  (ix) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Obligor or the Lender Group.

         (b) The satisfaction of the following shall constitute a condition precedent to the effectiveness of Section 3(y) of this Amendment: Parent shall have delivered to Agent audited financial statements with respect to Parent's 2001 fiscal year that satisfy the requirements of Section 6.03(b)(i) of the Loan Agreement, including without limitation the requirement that such audited financial statements be certified, without any qualifications (including without limitation a "going concern" or like qualification or exception), by such accountants to have been prepared in accordance with GAAP.

6. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

7. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document. Any failure by Borrowers to comply with any of the covenants or other agreements set forth herein shall constitute an immediate Event of Default.

8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. MISCELLANEOUS.

         (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

         (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                              PHILIP SERVICES CORPORATION,
                              a Delaware corporation

                              PSC BY-PRODUCTS SERVICES, INC.,
                              a Delaware corporation

                              PSC INDUSTRIAL OUTSOURCING, INC.,
                              a Delaware corporation

                              PSC METALS, INC.,
                              an Ohio corporation

                              PSC INDUSTRIAL SERVICES, INC.,
                              a Delaware corporation

                              REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY), INC., a Delaware corporation

                              NORTHLAND ENVIRONMENTAL, INC.,
                              a Delaware corporation

                              SOLVENT RECOVERY CORPORATION,
                              a Missouri corporation

                              PHILIP ENVIRONMENTAL SERVICES CORPORATION, a Missouri corporation

                              COUSINS WASTE CONTROL CORPORATION,
                              an Ohio corporation

                              21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF NEVADA, a Nevada corporation

                              21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF RHODE ISLAND, a Rhode Island corporation

                              CHEMICAL POLLUTION CONTROL, INC. OF NEW YORK -
                              A 21ST CENTURY ENVIRONMENTAL MANAGEMENT COMPANY, a New York corporation

                              BURLINGTON ENVIRONMENTAL INC.,
                              a Washington corporation

                              REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), INC., a Pennsylvania corporation

                              CHEMICAL POLLUTION CONTROL, INC. OF FLORIDA -
                              A 21ST CENTURY ENVIRONMENTAL MANAGEMENT COMPANY, a Florida corporation

                              RESOURCE RECOVERY CORPORATION,
                              a Washington corporation

                              REPUBLIC ENVIRONMENTAL SYSTEMS (TRANSPORTATION GROUP), INC., a Pennsylvania corporation

                              CHEM-FREIGHT, INC.,
                              an Ohio corporation

                              NORTRU, INC.,
                              a Michigan corporation

                              CHEMICAL RECLAMATION SERVICES, INC.,
                              a Texas corporation

                              PHILIP RECLAMATION SERVICES, HOUSTON, INC., a Texas corporation

                              THERMALKEM INC.,
                              a Delaware corporation

                              ALLWORTH, INC.,
                              an Alabama corporation

                              RHO-CHEM CORPORATION,
                              a California corporation

                              CYANOKEM INC.,
                              a Michigan corporation

                              INTERNATIONAL CATALYST, INC.,
                              a Nevada corporation

                              ALLWASTE TANK CLEANING, INC.,
                              a Georgia corporation

                              CAPPCO TUBULAR PRODUCTS USA, INC.,
                              a Georgia corporation

                              PHILIP METALS (NEW YORK), INC.,
                              a New York corporation

                              TOTAL REFRACTORY SYSTEMS, INC.,
                              a Nevada corporation

                              PHILIP SERVICES/NORTH CENTRAL, INC.,
                              an Iowa corporation

                              RMF GLOBAL, INC.,
                              an Ohio corporation

                              JESCO INDUSTRIAL SERVICE, INC.,
                              a Kentucky corporation

                              PHILIP METALS (USA), INC.,
                              an Ohio corporation

                              PHILIP METALS RECOVERY (USA) INC.,
                              an Arizona corporation

                              ACE/ALLWASTE ENVIRONMENTAL SERVICES OF INDIANA, INC., an Illinois corporation

                              LUNTZ ACQUISITION (DELAWARE) CORPORATION, a Delaware corporation

                              SERV-TECH EPC, INC.,
                              a Nevada corporation

                              PHILIP SERVICES PHENCORP INTERNATIONAL INC., a Delaware corporation

                              PHILIP TRANSPORTATION AND REMEDIATION, INC., a California corporation

                              DELTA MAINTENANCE, INC.,
                              a Louisiana corporation

                              PHILIP SERVICES CECATUR HOLDINGS LLC,
                              a Delaware limited liability company
                              BY:  PHILIP SERVICES CECATUR, INC.
                              Its:  Sole Member

                              PHILIP SERVICES CECATUR INC.,
                              a Delaware corporation

                              PHILIP SERVICES (PHENCORP) LLC,
                              a Delaware limited liability company
                              BY:  PHILIP SERVICES PHENCORP INTERNATIONAL, INC.
                              Its:  Sole Member

                              PSC RECOVERY SYSTEMS, INC.,
                              a Georgia corporation

                              REPUBLIC ENVIRONMENTAL SYSTEMS (TECHNICAL
                              SERVICES GROUP), INC.,
                              a New Jersey corporation

                              RMF INDUSTRIAL CONTRACTING, INC.,
                              a Michigan corporation

                              BY: _____________________________________________
                                   Thomas P. O'Neill, Jr.
                              a Vice President of each of
                              the above listed entities
                              which is not a limited
                              liability company, and as
                              Vice President of the
                              member entity of any
                              limited liability company

                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation, as Agent and as a Lender


                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                              FOOTHILL INCOME TRUST L.P.,
                              a Delaware limited partnership, as a Lender

                              By:  FIT GP, LLC, its general partner

                              By:_______________________________________________
                              Its:Managing Member

                              FOOTHILL PARTNERS III, L.P.,
                              a Delaware limited partnership, as a Lender


                              By:_______________________________________________
                              Its:     Managing General Partner

                              ABLECO FINANCE LLC,
                              a Delaware limited liability company, as a Lender


                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                              MADELEINE LLC,
                              a New York limited liability company, as a Lender

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                              MEADOW WALK LIMITED PARTNERSHIP,
                              a Delaware limited partnership, as a Lender


                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                                    EXHIBIT A

                                   EXHIBIT B-2

                       FORM OF BORROWING BASE CERTIFICATE

Foothill Capital Corporation, as Agent
under the below-defined Loan Agreement
2450 Colorado Avenue, Suite 3000 West
Santa Monica, California 90404

                  The undersigned, the [chief financial officer/controller/vice president, taxation and treasury/director of treasury services] of Philip Services Corporation, a Delaware corporation ("Administrative Borrower"), pursuant to Section 6.2 of that certain Loan Agreement, dated as of March 31, 2000 (as amended, restated, supplemented, or otherwise modified, the "Loan Agreement"), entered into between Administrative Borrower, the subsidiaries of Administrative Borrower identified therein (such subsidiaries, together with Administrative Borrower, each a "Borrower", and collectively, jointly and severally, the "Borrowers"), the financial institutions signatory thereto (the "Lenders"), and Foothill Capital Corporation, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, "Agent"), hereby certifies, without personal liability, to Agent that, to the best knowledge of the undersigned, the following items, calculated in accordance with the terms and definitions set forth in the Loan Agreement for such items are true, correct and complete, and that no Default or Event of Default has occurred and is continuing under the Loan Agreement and, after giving effect to any currently requested Advances and Letters of Credit, no Default or Event of Default will have occurred and be continuing under the Loan Agreement.

                  All initially capitalized terms used in this Borrowing Base Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.

Effective Date of Calculation:

I.         BORROWING BASE AVAILABILITY CALCULATION

1.         Accounts:

     a.    80% of Eligible Domestic Accounts                               $____________

     b.    (i)      80% of Eligible Canadian Accounts:                     $____________

     a.    (ii)     an amount equal to:                                    $35,000,000

     a.                                    The lesser of b(i) and b(ii) =  $____________


     c.    (i)      50% of Eligible Unbilled Accounts:                     $____________

     a.    (ii)     an amount equal to:                                    $30,000,000

     a.                                    The lesser of c(i) and c(ii) =  $____________

     d.    the amount, if any, of the Dilution Reserve:                    $____________

     e.                         The result of a. plus b. plus c. minus d.  $____________

     f.    an amount equal to the Obligors'  Collections  with respect to
           Accounts for such immediately preceding 60 day period:          $ ___________



                                          The lesser of items e. and f. =                          $____________

2.         Reserves: the aggregate amount of reserves, if any,                                     $____________
           established by Agent under Section 2.1(b) or Section 10 of the
           Loan Agreement(1)

3.         Unapplied  Deposits:  the aggregate amount of unapplied deposits received with respect  $____________
           to Eligible Accounts from Account Debtors:

4.         Additional Reserve                                                                      $25,000,000

5.         Gross Borrowing Base (the result of item 1 minus item 2 minus item 3 minus item 4):     $____________

6.         Tranche A Letter of Credit Usage                                                        $___________

7.         Net Borrowing Base Availability (item 5 minus item 6):                                  $____________

II.        TRANCHE A AVAILABILITY CALCULATION

1.         Maximum Tranche A Amount                                         $100,000,000

2.         Tranche A Letter of Credit Usage                                 $____________

3.         Tranche A Availability (item 1 minus item 2):                                           $____________

--------

1 The certification in this Item 2 is based solely upon written notices received by the Administrative Borrower from Agent prior to the date hereof.

III.       DOLLAR LIMITATION: an amount equal to:                                                  $50,000,000

IV.        MAXIMUM TRANCHE A AVAILABILITY

1.         The lowest of (A)  Section I, item 7, (B)  Section  II, item 3,
           and (C) Section III:                                             $____________

2.         An amount equal to the  aggregate  amount of Tranche A Advances
           outstanding:                                                     $____________

3.         Net Tranche A Availability (item 1 minus item 2):                                       $____________

V.         TRANCHE B-PRIME BORROWING BASE COMPONENT:(2)

1.         Gross Borrowing Base:  (an amount equal to Section I, item 5)    $____________

2.         Tranche A Usage

       a.  an amount equal to the  aggregate  amount of Tranche A Advances  $____________
           outstanding:

       b.  Tranche A Letter of Credit Usage                                 $____________

                                                      The sum of a. and b.  $____________

3.         Net Tranche B-Prime Borrowing Base Availability (Item 1 minus Item 2):                  $___________


VI.        MAXIMUM TRANCHE B-PRIME AVAILABILITY:


1.         Maximum Tranche B-Prime Amount:                                                         $75,000,000

---------------

2 Only available to the Borrowers after the Tranche A Usage equals the Maximum Tranche A Amount.

VII.

1.         The lower of (A) Section V, item 3, and (B) Section VI, item 1:  $___________

2.         An amount  equal to the  aggregate  amount of  Tranche  B-Prime
           Advances outstanding:                                            $___________

3.         Net Tranche B-Prime Availability                                                        $___________

         The undersigned hereby certifies that all of the foregoing is true and correct as of the effective date of the calculations set forth above and that such calculations have been made in accordance with the requirements of the Loan Agreement. The representations and warranties contained herein are those of the Borrowers and not of the individual officer in his personal capacity.

                                       PHILIP SERVICES CORPORATION,
                                       a Delaware corporation,
                                       as Administrative Borrower



                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                    EXHIBIT B

                                   EXHIBIT B-3

                FORM OF TRANCHE SUB-B BORROWING BASE CERTIFICATE

Foothill Capital Corporation, as Agent
under the below-defined Loan Agreement
2450 Colorado Avenue, Suite 3000 West
Santa Monica, California 90404

                  The undersigned, the [chief financial officer/controller/vice president, taxation and treasury/director of treasury services] of Philip Services Corporation, a Delaware corporation ("Administrative Borrower"), pursuant to Section 6.2 of that certain Loan Agreement, dated as of March 31, 2000 (as amended, restated, supplemented, or otherwise modified, the "Loan Agreement"), entered into between Administrative Borrower, the subsidiaries of Administrative Borrower identified therein (such subsidiaries, together with Administrative Borrower, each a "Borrower", and collectively, jointly and severally, the "Borrowers"), the financial institutions signatory thereto (the "Lenders"), and Foothill Capital Corporation, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, "Agent"), hereby certifies, without personal liability, to Agent that, to the best knowledge of the undersigned, the following items, calculated in accordance with the terms and definitions set forth in the Loan Agreement for such items are true, correct and complete, and that no Default or Event of Default has occurred and is continuing under the Loan Agreement and, after giving effect to any currently requested Advances and Letters of Credit, no Default or Event of Default will have occurred and be continuing under the Loan Agreement.

                  All initially capitalized terms used in this Tranche Sub-B Borrowing Base Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.

Effective Date of Calculation:

I.         TRANCHE SUB-B BORROWING BASE AVAILABILITY CALCULATION

8.         Accounts:

     g.    95% of Eligible Domestic Accounts                               $____________

     h.    (i)      95% of Eligible Canadian Accounts:                     $____________

     a.    (ii)     an amount equal to:                                    $35,000,000

     a.                                    The lesser of b(i) and b(ii) =  $____________

     i.    (i)      50% of Eligible Unbilled Accounts:                     $____________

     a.    (ii)     an amount equal to:                                    $30,000,000

     a.                                    The lesser of c(i) and c(ii) =  $____________

     j.    the amount, if any, of the Dilution Reserve:                    $____________

     k.                         The result of a. plus b. plus c. minus d.  $____________

     l.    an amount equal to the Obligors'  Collections  with respect to
           Accounts for such immediately preceding 60 day period:          $____________

                                          The lesser of items e. and f. =                          $____________

9.         Reserves: the aggregate amount of reserves, if any,                                     $____________
           established by Agent under Section 2.3A(b) or Section 10 of the
           Loan Agreement(3)

10.        Unapplied  Deposits:  the aggregate amount of unapplied deposits received with respect  $____________
           to Eligible Accounts from Account Debtors:

11.        Gross Borrowing Base (the result of item 1 minus item 2 minus item 3):                  $____________

12.        the aggregate amount of Tranche A Advances outstanding:                                 $____________

13.        Tranche A Letter of Credit Usage                                                        $___________

14.        Tranche B-Prime Usage                                                                   $___________

15.        Tranche Sub-B Letter of Credit Usage                                                    $___________

16.        Net Tranche Sub-B Advance  Availability under the Tranche Sub-B Borrowing Base (item 4
           minus item 5 minus item 6 minus item 7 minus item 8):                                   $____________

--------------------

3 The certification in this Item 2 is based solely upon written notices received by the Administrative Borrower from Agent prior to the date hereof.

II.        MAXIMUM TRANCHE SUB-B AMOUNT:

1.         Maximum Facility Amount                                          $195,000,000

2.         Sum of Tranche A Usage and Tranche  B-Prime Usage (sum of items  $___________
           5, 6 and 7 in Section I)

3.         The lower of (A)  $700,000,000  and (B) item 1 minus item 2 (in                         $___________
           this Section II)

III.       MAXIMUM TRANCHE SUB-B ADVANCE AVAILABILITY

1.         The lower of (A) Section I, item 9, and (B) Section II, item 3:  $___________

2.         The aggregate amount of Tranche Sub-B Advances outstanding:      $___________

3.         Tranche Sub-B Letter of Credit Usage                             $___________

4.         Net Tranche  Sub-B  Advance  Availability  (item 1 minus item 2
           minus item 3)                                                                           $___________

         The undersigned hereby certifies that all of the foregoing is true and correct as of the effective date of the calculations set forth above and that such calculations have been made in accordance with the requirements of the Loan Agreement. The representations and warranties contained herein are those of the Borrowers and not of the individual officer in his personal capacity.

                                         PHILIP SERVICES CORPORATION,
                                         a Delaware corporation,
                                         as Administrative Borrower



                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                    EXHIBIT C

                                  SCHEDULE C-1
                                   COMMITMENTS

============================================================================================================================
          LENDER            TRANCHE A COMMITMENT        TRANCHE            TRANCHE SUB-B           TOTAL COMMITMENT*
                                                   B-PRIME COMMITMENT       COMMITMENT
============================================================================================================================

Foothill Capital                $35,000,000               -0-                   -0-                   $35,000,000
Corporation
----------------------------------------------------------------------------------------------------------------------------
Ableco Finance LLC                  -0-               $12,500,000               -0-                   $12,500,000
----------------------------------------------------------------------------------------------------------------------------
Madeleine LLC                   $32,500,000               -0-               $21,000,000               $53,500,000
----------------------------------------------------------------------------------------------------------------------------
Foothill Partners III, L.P.     $16,250,000               -0-                   -0-                   $16,250,000
----------------------------------------------------------------------------------------------------------------------------
Foothill Income Trust, L.P.     $16,250,000               -0-                   -0-                   $16,250,000
----------------------------------------------------------------------------------------------------------------------------
Meadow Walk Limited                 -0-               $62,500,000           $49,000,000              $111,500,000
Partnership
----------------------------------------------------------------------------------------------------------------------------
All Lenders                    $100,000,000           $75,000,000           $70,000,000              $245,000,000*
----------------------------------------------------------------------------------------------------------------------------



*The provisions of this Schedule C-1 to the contrary notwithstanding, in light of the fact that the Maximum Facility Amount is $195,000,000, in no event shall the Commitments of the Lenders exceed $195,000,000.

                                    EXHIBIT D

                            REAFFIRMATION AND CONSENT

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan Agreement by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of March 31, 2000, as amended by those certain Amendments Numbers One, Two, Three, Four, Five, and Six to Loan Agreement dated as of March 28, 2001, May 18, 2001, November 19, 2001, January 29, 2002, February 19, 2002, and March 8, 2002
respectively (as amended, restated, supplemented or otherwise modified, the "Loan Agreement") or in Amendment Number Seven to Loan Agreement, dated as of April 12, 2002 (the "Amendment"), among the Borrowers and Lender Group. The undersigned hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

                                 PHILIP SERVICES INC.,
                                 an Ontario corporation

                                 By:____________________________________________
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 PHILIP ANALYTICAL SERVICES INC.,
                                 an Ontario corporation

                                 By:____________________________________________
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 PHILIP INVESTMENT CORP.,
                                 an Ontario corporation

                                 By:____________________________________________
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 ST DELTA CANADA, INC.,
                                 an Ontario corporation

                                 By:____________________________________________
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer

                                 NORTRU, LTD.,
                                 an Ontario corporation

                                 By:____________________________________________
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 ALLIES STAFFING LTD.,
                                 an Ontario corporation

                                 By:____________________________________________
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 SERVTECH CANADA, INC.,
                                 a Canadian corporation

                                 By:____________________________________________
                                      Name:        Thomas P. O'Neill, Jr.
                                      Title:       Vice President and Treasurer



                                 ARC DUST PROCESSING (BARBADOS) LIMITED,
                                 a Barbados corporation

                                 By:____________________________________________
                                      Name:        Thomas J. Olsen
                                      Title:       Director

                                 PHILIP INTERNATIONAL DEVELOPMENT INC.,
                                 a Barbados corporation

                                 By:____________________________________________
                                      Name:        Thomas J. Olsen
                                      Title:       Director